UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

Dropbox, Inc.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

DROPBOX, INC. 1800 OWENS STREET SAN FRANCISCO, CALIFORNIA 94158

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY
NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION
Dear Stockholders of Dropbox, Inc.:
We are delivering this Notice and the accompanying Information Statement to the stockholders of record, as of the close of business on January 28, 2025 (the “Record Date”), of Class A Common Stock, par value $0.00001 per share (“Class A common stock”), and Class B Common Stock, par value $0.00001 per share (“Class B common stock”), of Dropbox, Inc. (the “Company,” “we” or “our”).
The purpose of the Information Statement is to inform our stockholders that on the Record Date, stockholders of the Company holding at least a majority of the voting power of our outstanding shares of capital stock entitled to vote, adopted resolutions by written consent in lieu of a meeting of stockholders to approve the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation”). On the Record Date, the Consenting Stockholders (as defined below) delivered to the Company a written consent (the “Written Consent”) to approve the Nevada Reincorporation.
The “Consenting Stockholders” are, collectively, Andrew Houston, the Houston Remainder Trust u/a/ 12/30/2010, Andrew Houston Revocable Trust u/a/d 9/7/2011, and the Houston 2012 Irrevocable Children’s Trust dated 4/12/2012. As of the close of business on the Record Date, the Consenting Stockholders together held 8,983,394 shares of the Company’s Class A Common Stock and 75,987,893 shares of the Company’s Class B common stock, representing approximately 77.3% of the voting power of our outstanding shares of capital stock entitled to vote.
The purpose of this Notice and the accompanying Information Statement is to (1) inform the Company’s stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (2) provide the notice to our stockholders of a corporate action taken by our stockholders without a meeting as required under Section 228(e) of the General Corporation Law of the State of Delaware. In accordance with Rule 14c-2 under the Exchange Act, we plan to effectuate the Nevada Reincorporation no earlier than twenty (20) calendar days after the commencement of mailing of this Information Statement to our stockholders. The Information Statement is first being mailed to stockholders on or about February 10, 2025.
The Nevada Reincorporation was unanimously approved and recommended by our board of directors prior to the stockholder action by written consent described in the Information Statement.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Andrew W. Houston
Chairman of the Board of Directors
February 10, 2025

Dropbox, Inc.
1800 Owens Street
San Francisco, California 94158
INFORMATION STATEMENT
General
In this Information Statement, unless the context otherwise requires, “Dropbox, Inc.,” the “Company,” “we,” “us” and “our” and similar expressions refer to Dropbox, Inc., a Delaware corporation. This Information Statement is being sent to inform our stockholders that stockholders holding a majority of the voting power of the Company’s outstanding Class A Common Stock, par value $0.00001 per share (“Class A Common Stock”), and Class B Common Stock, par value $0.00001 per share (“Class B Common Stock” and together with the Class A Common Stock, “Common Stock”), voting together as a single class, took action by written consent to approve the reincorporation of the Company from the State of Delaware to the State of Nevada (the “Nevada Reincorporation”) by conversion pursuant to which the Company would be converted from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”). On January 17, 2025, our board of directors unanimously approved and recommended the Nevada Reincorporation for approval by the Company’s stockholders. On January 28, 2025, the Consenting Stockholders (as defined below) delivered to the Company a written consent (the “Written Consent”) approving the Nevada Reincorporation, including the resolutions of our board of directors approving the Nevada Reincorporation (the “Nevada Reincorporation Resolutions”).
This Information Statement is being sent on February 10, 2025 to the Company’s stockholders of record as of January 28, 2025 (the “Record Date”) that did not execute the Written Consent. This Information Statement constitutes notice to our stockholders of a corporate action taken by our stockholders without a meeting as required by Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”).
We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Class A Common Stock and Class B Common Stock held by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
The Action by Written Consent
Section 228 of the DGCL, Article VIII.5 of the restated certificate of incorporation of the Company (the “Delaware Charter”) and Section 2.10 of the Company’s Amended and Restated Bylaws (the “Delaware Bylaws”) provide that stockholders of the Company may act by written consent without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the actions to be taken, are signed by stockholders holding a number of outstanding shares representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted and, pursuant to the Delaware Charter, the action is first recommended or approved by our board of directors. Pursuant to Section 266 of the DGCL, the Nevada Reincorporation may be approved by the affirmative vote of a majority of the voting power of the outstanding shares of the capital stock of the Company entitled to vote thereon.
As of the Record Date, the Consenting Stockholders held 8,983,394 shares of Class A Common Stock and 75,987,893 shares of Class B Common Stock, representing approximately 77.3% of the voting power of the outstanding shares of capital stock of the Company, on a combined basis. All of the shares of capital stock of the Company held by the Consenting Stockholders are beneficially owned by Andrew Houston. Mr. Houston is the Company’s Chairman of the Board and Chief Executive Officer.
Voting and Vote Required
The Company is not seeking consents, authorizations or proxies from you. Approval of the holders of a majority of the voting power of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class, was required to approve the Nevada Reincorporation.

As of the Record Date, there were 224,977,458 shares of Class A Common Stock outstanding and entitled to vote, and 76,925,771 shares of Class B Common Stock outstanding and entitled to vote. On January 28, 2025, the Company received the Written Consent from the Consenting Stockholders approving the Nevada Reincorporation. Receipt of the Written Consent from the Consenting Stockholders representing a majority of the voting power of the outstanding shares of capital stock of the Company, on a combined basis, following approval by our board of directors, satisfies the requirements of Section 266 of the DGCL and Article VIII.5 of the Delaware Charter and Section 2.10 of the Delaware Bylaws.
Notice Pursuant to Section 228(e) of the DGCL
Pursuant to Section 228(e) of the DGCL, the Company is required to provide prompt notice of the taking of a corporate action by less than unanimous written consent of stockholders to those stockholders as of the record date for the action by consent who have not consented and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. This Information Statement serves as the notice required by Section 228(e) of the DGCL.
Principal Terms of the Nevada Reincorporation
Our board of directors has unanimously approved, and recommended that our stockholders approve, the Nevada Reincorporation, pursuant to which the Company would be converted from a corporation organized under the laws of the State of Delaware to the Nevada Corporation, and adopt the Nevada Reincorporation Resolution included as Appendix A to this Information Statement.
The Nevada Reincorporation will be effected through a conversion pursuant to Section 266 of the DGCL, and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (“NRS”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Appendix B to this Information Statement.
Through the adoption of the Plan of Conversion, upon the Nevada Reincorporation:
•
The Company will continue in existence as a Nevada corporation and will continue to operate our business under the current name, “Dropbox, Inc.” The corporate existence of Dropbox, Inc. will not cease at any time.

•
The internal affairs of the Company will cease to be governed by Delaware law and will instead be subject to Nevada law. See “What Changes After Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.

•
The Company will cease to be governed by the Delaware Charter, which is included as Appendix C to this Information Statement, and the Delaware Bylaws, which are included as Appendix D to this Information Statement, and will instead be subject to the provisions of the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws”), forms of which are included as Appendix E and Appendix F, respectively, to this Information Statement. See “What Changes After Nevada Reincorporation?—Certain Differences Between the Delaware Charter and Bylaws and Nevada Charter and Bylaws” below.

•
The Nevada Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Nevada Reincorporation).

•	Each outstanding share of our Class A Common Stock will be automatically converted into one outstanding share of Class A Common Stock of the Nevada Corporation pursuant to the Plan of Conversion.
•	Each outstanding share of our Class B Common Stock will be automatically converted into one outstanding share of the Class B Common Stock of the Nevada Corporation pursuant to the Plan of Conversion.
•	Stockholders will not need to exchange their existing stock certificates or book entry entitlements for new stock certificates or book entry entitlements, respectively.
•
Each outstanding restricted stock award, restricted stock unit (including performance units), option or right to acquire shares of our Class A Common Stock or Class B Common Stock, as applicable, will continue in existence and automatically become a restricted stock award, restricted stock unit, option or right to acquire an equal number of shares of Class A Common Stock or Class B Common Stock, as applicable, of the Nevada Corporation under the same terms and conditions.

•
Our Class A Common Stock will continue to be traded on The Nasdaq Global Select Market under the symbol “DBX.” We do not expect any interruption in the trading of our Class A Common Stock as a result of the Nevada Reincorporation.

In connection with the Nevada Reincorporation, the Company intends to make filings with the Secretary of State of Nevada and the Secretary of State of Delaware and does not anticipate making any other filings to effect the Nevada Reincorporation. Nonetheless, we may face legal challenges to the Nevada Reincorporation, including, among others, stockholder challenges under Delaware law, seeking to delay or prevent the Nevada Reincorporation.
The Nevada Reincorporation may be delayed by our board of directors, or the Plan of Conversion may be terminated and abandoned by action of our board of directors, at any time prior to the effectiveness of the conversion (the “Effective Time”), if our board of directors determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its stockholders.
Appraisal Rights
Holders of our Class A Common Stock are not entitled to appraisal rights with respect to the Nevada Reincorporation. If the Nevada Reincorporation is completed, holders of record and beneficial owners of our Class B Common Stock who (1) do not consent to or otherwise vote in favor of the Nevada Reincorporation; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL; and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the Nevada Reincorporation under Section 262 of the DGCL. As a matter of law, the Consenting Stockholders have waived their appraisal rights by virtue of consenting to the Nevada Reincorporation.
Background of the Nevada Reincorporation
Like many corporations, Dropbox incorporated in Delaware. A large number of U.S. corporations have historically chosen Delaware as their state of incorporation because of, among other reasons, the extensive experience of the Delaware courts in adjudicating corporate and business-related matters.
The Company is in a transformational period. The Company’s core File, Sync and Share business has matured, and the Company has been working to build its next phase of growth with products like Dash, our standalone universal search product that leverages artificial intelligence and machine learning to help organize our users’ cloud content. Artificial intelligence gives us new tools to address universal problems, such as spending too much time searching for files, organizing and sharing cloud content across platforms. This market is moving fast and investors are pouring hundreds of millions of dollars into the space. This both validates the opportunity the Company has been pursuing and underscores the need for even more urgency, aggressive investment, and decisive action. Recently, the Company reduced its workforce by approximately 20%, cutting areas where the Company was over-invested or underperforming to better align our teams around key priorities. Further, the Company announced a $2.0 billion secured term loan and a $1.2 billion repurchase program to support the Company’s capital return commitment and also further invest in the Company’s strategy to accelerate the growth of new products. It will take time to change the Company’s growth trajectory, and the Company needs to stay focused and prioritize to capture the opportunity.
As part of its ongoing monitoring of the legal environment for corporations, members of the Company’s management have generally considered matters relating to Delaware law and the differences among jurisdictions for corporate domiciliation and have apprised our board of directors of those matters, in particular at a board meeting in September 2024.
The Board of Directors’ Evaluation of the Nevada Reincorporation
At a meeting held on October 23, 2024, our board of directors, Chief Legal Officer and representatives of Wilson Sonsini Goodrich & Rosati, P.C. (“Wilson Sonsini”), counsel to the Company, met to discuss a number of matters, including a potential reincorporation by the Company and an appropriate process by which our board of directors could evaluate whether the Company should undertake a reincorporation.
Our board of directors agreed at that meeting to form a committee of our board of directors (the “evaluation committee”) that could function as a working group to study and evaluate the relevant information and considerations and receive input from advisors, experts, members of the Company’s management and any other persons it deemed appropriate, and make a recommendation to the board of directors with respect to a potential reincorporation.
The members of the evaluation committee were Lisa Campbell, who served as chairperson, Paul Jacobs and Karen Peacock. In addition, Don Blair, the Company’s lead independent director, was named an ex officio member of the evaluation committee. The board of directors believed these directors were appropriate to comprise the evaluation committee because Ms. Campbell and Dr. Jacobs constitute the Company’s Nominating and Corporate Governance Committee, which is responsible for reviewing and recommending to the board of directors any changes to the Company’s corporate governance framework (including to its certificate of incorporation and bylaws); Ms. Peacock has significant experience in executive-level operational roles, including in organizations navigating business transformations similar to that confronting the Company; and Mr. Blair is the Company’s lead independent director.
Following its formation, the evaluation committee met formally on six occasions. All members of the evaluation committee were present at each of these evaluation committee meetings. In addition to formal meetings, representatives of Wilson Sonsini, counsel to the Company, and representatives of Cadwalader, Wickersham & Taft LLP (“Cadwalader”), counsel to the evaluation committee, convened on multiple occasions throughout the process to discuss certain logistical and procedural matters. These discussions facilitated the efficient coordination of the evaluation committee’s work and ensured that all relevant parties were aligned on the process.
In connection with the evaluation process and after interviewing three law firms, the evaluation committee determined to engage Cadwalader as outside counsel to the evaluation committee. Additionally, to assist the evaluation committee in considering a potential reincorporation, the evaluation committee elected to engage a corporate law and governance expert, Professor Steven Davidoff Solomon of the University of California, Berkeley School of Law. The evaluation committee also received input from Brownstein Hyatt Farber Schreck, LLP (“BHFS), the Company’s Nevada counsel, with regard to matters of Nevada law.
The evaluation committee met on November 4, 2024 to discuss various considerations regarding a potential reincorporation. Representatives of Wilson Sonsini, the Company and BHFS participated in a substantial portion of the meeting, after which the evaluation committee met in executive session without external representatives for the balance of the meeting.
On November 14, 2024, the evaluation committee met to discuss the committee process, governance for the committee, topics to be covered and advisors that the evaluation committee wished to engage. Representatives of the Company joined the evaluation committee briefly at the beginning of the meeting, and the remainder of the meeting was conducted exclusively with members of the evaluation committee present.
On November 21, 2024, the evaluation committee began by meeting with representatives of Cadwalader, during which Stephen Fraidin of Cadwalader reiterated to the evaluation committee the rationale for the evaluation committee’s formation and its mandate to become informed with respect to a potential reincorporation. Mr. Fraidin also provided a brief explanation of recent developments in Delaware case law and explained various legal concepts relevant to the evaluation committee’s deliberations. Following this discussion, representatives of Wilson Sonsini, the Company and BHFS, along with Professor Solomon, joined the meeting. As part of his engagement, Professor Solomon presented on various matters, including the value attributable to a company’s situs of incorporation, perspectives on potential states to which the Company could reincorporate and legal and policy distinctions between Delaware and Nevada. After discussion, the evaluation committee convened in executive session with only members of the evaluation committee and representatives of Cadwalader present.
On November 25, 2024, the evaluation committee met to discuss a presentation from Cadwalader, which covered certain reincorporation considerations in Delaware, Maryland and Nevada. Mr. Fraidin provided a voice-over narrative while presenting, and members of the evaluation committee asked questions during and after the presentation. The evaluation committee discussed the evolving legal environment in Delaware and recent development in Delaware case law as part of a larger discussion regarding the current legal climate in Delaware. Attendance at such meeting was limited to evaluation committee members and representatives of Cadwalader.
At a meeting of our board of directors on December 10, 2024, the evaluation committee reported on the status of its activities to our board of directors.
Thereafter, on December 16, 2024, the evaluation committee met to discuss and evaluate the Company’s potential reincorporation, and to further discuss the evaluation committee’s recommendation to the board of directors. The evaluation committee initially convened with representatives of Cadwalader, who were later joined by representatives of Wilson Sonsini and the Company. With representatives of the Wilson Sonsini and the Company present, there was further discussion of the evaluation committee’s recommendation, including the committee’s unanimous view that the reincorporation was in the best interests of all stockholders. The meeting concluded with an executive session attended by members of the evaluation committee and representatives of Cadwalader.

Finally, on January 7, 2025, the evaluation committee met with representatives of Cadwalader to address additional questions of the evaluation committee and certain logistical matters.
Recommendation of the Evaluation Committee
After extensive discussion at the evaluation committee meetings, the evaluation committee concluded that the Company and its stockholders would likely be better served during this period of business transformation by Nevada’s business-oriented legal environment. After considering various alternatives, the evaluation committee concluded that Nevada’s statute-focused approach would likely foster more predictability than Delaware’s less predictable common law approach, and that that predictability could be a competitive advantage for the Company in a time of rapid business transformation. At a meeting on January 17, 2025, the evaluation committee delivered its preliminary recommendation, subject to further discussion with the entire board of directors, that the board of directors approve the reincorporation of the Company in Nevada.
Recommendation of the Board of Directors
On January 17, 2025, at a meeting of our board of directors, the chairperson of the evaluation committee reported the evaluation committee’s recommendation of the Nevada Reincorporation to our board of directors and summarized for our board of directors the evaluation committee’s process, the factors considered by the evaluation committee and the evaluation committee’s rationale in recommending the Nevada Reincorporation to our board of directors. At that meeting, after discussion and consideration, our board of directors unanimously approved the Nevada Reincorporation and recommended that our stockholders approve the Nevada Reincorporation (including the Plan of Conversion, Nevada Charter and Nevada Bylaws) and adopt the Nevada Reincorporation Resolution. On January 28, 2025, the stockholders approved the Nevada Reincorporation (including the Plan of Conversion, Nevada Charter and Nevada Bylaws) and adopted the Nevada Reincorporation Resolution by written consent in lieu of a meeting.
Reasons for the Nevada Reincorporation
Our board of directors believes that there are several reasons the Nevada Reincorporation is in the best interests of the Company and its stockholders.
As described above, the Company is in a transformational period. The evaluation committee and our board of directors determined that it is important for the Company to be able to operate with agility during this period of business transformation and that it would be competitively advantageous for the Company to have a predictable, statute-focused legal environment during a time of rapid business change. The evaluation committee and our board of directors considered Nevada’s statute-focused approach to corporate law and other merits of Nevada law and determined that Nevada’s approach to corporate law is likely to foster more predictability than Delaware’s approach. Among other things, the Nevada statutes codify the fiduciary duties of directors and officers, which decreases reliance on judicial interpretation and promotes stability and certainty for corporate decision-making. The evaluation committee and our board of directors also considered the increasingly litigious environment in Delaware, which has engendered less meritorious and costly litigation and has the potential to cause unnecessary distraction to the Company’s directors and management team and potential delay in the Company’s response to the evolving business environment. The evaluation committee and our board of directors believe that a more predictable legal environment will better permit the Company to respond to emerging business trends and conditions as needed.
Certain Risks Associated with the Nevada Reincorporation
Although our board of directors believes that the Nevada Reincorporation is in the best interests of the Company and its stockholders, there can be no assurance that the Nevada Reincorporation will result in all or any of the benefits described in this Information Statement, including the benefits of or resulting from incorporation in Nevada or the application of Nevada law to the internal affairs of the Company.
For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the board of directors and executive officers under Delaware and Nevada law, see “What Changes After Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.
Certain Differences Between Delaware and Nevada Law
Although our board of directors believes that the rights of stockholders under the DGCL and the NRS are substantially the same, the DGCL and Delaware case law collectively are different in certain respects than the NRS and existing Nevada case law in ways that may affect the rights of our stockholders. Please see the Company’s summary of certain differences in the section titled “What Changes After Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law.” For instance, as further explained in the Company’s summary below, under the NRS, a stockholder may inspect a Nevada corporation’s articles of incorporation, bylaws and stock ledger, subject to certain limitations, if such stockholder holds at least 5% of the outstanding shares of stock of the Nevada corporation or has been a holder of shares for at least six months. In addition, the NRS provides that a stockholder may inspect the books of account and financial statements of a Nevada corporation if such stockholder holds at least 15% of the outstanding shares of stock of the Nevada corporation; however, these additional inspection rights are generally not available for stockholders of publicly traded companies. The DGCL, by comparison, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. Thus, it is possible that some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Nevada Reincorporation.
In addition, the NRS expressly permits directors and officers to consider all relevant facts, circumstances, contingencies or constituencies, including approving or taking an action that factors in the interests of stakeholders other than the corporation’s stockholders, such as employees, suppliers and the community. Under Delaware law, by comparison, there is no express statutory authority to consider such interests, and fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Nevada corporation, it is possible that our directors and officers may consider the interests of other constituencies in a manner different from what Delaware law may require.
Our board of directors has identified certain other areas where the law in Nevada differs in some respect from that of Delaware. These are generally procedural in nature. The most potentially important area is related to antitakeover protections. Both Delaware and Nevada permit a range of antitakeover defenses, including poison pills. Both have prohibitions on business combinations with “interested” stockholders owning certain proportions of the outstanding shares, though they apply at different ownership thresholds and have differing moratorium periods: 15% of the voting power of the outstanding voting stock for three years in Delaware and 10% of the voting or investment power of the outstanding voting stock for up to four years in Nevada. Both allow for classified boards of directors, though there are different default standards for director removal: in Delaware, unless the certificate of incorporation provides otherwise, directors on a classified board may only be removed for cause and by the holders of at least a majority of the voting power of the outstanding shares entitled to vote at an election of directors, and in Nevada, there is no distinction between removals for cause and removals without cause, and a two-thirds vote is generally required to remove any director. Another potential area of difference involves cash-out merger transactions (i.e., when one company buys another company and pays the stockholders of the bought company in cash) and directors’ obligations: in such transactions, the NRS allows directors to consider all relevant facts, circumstances, contingencies or constituencies, which may include the interests of stakeholders other than stockholders. Delaware law, at least in certain circumstances, requires directors to accept the highest price reasonably available, although in many circumstances they are allowed, as directors of a Nevada corporation would be, to “just say no” to a potential transaction and consider the long-term interests of the corporation and its stockholders.
Finally, there are various important common law doctrines under Delaware law that have not been adopted by Nevada courts or adopted in the Nevada statutes.
Transaction Costs and Litigation Risk
We have incurred and will incur certain costs in connection with the Nevada Reincorporation, including certain filing fees and legal and other transaction costs. We believe a majority of the costs related to the transaction have already been incurred or will be incurred in connection with the delivery of this Information Statement to stockholders regardless of whether the Nevada Reincorporation is ultimately completed. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Nevada Reincorporation.
It is also possible that the Nevada Reincorporation, regardless of merit, results in litigation, with additional expense and distraction for the Company. Further, if a court determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.

What Changes After Nevada Reincorporation?
The Nevada Reincorporation will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Nevada Reincorporation, we will be governed by the NRS instead of the DGCL, and we will be governed by the Nevada Charter and the Nevada Bylaws instead of the Delaware Charter and the Delaware Bylaws. Copies of the Delaware Charter and Delaware Bylaws are included as Appendix C and Appendix D, respectively, to this Information Statement, and copies of the Nevada Charter and Nevada Bylaws are included as Appendix E and Appendix F, respectively, to this Information Statement.
Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws
The Nevada Charter and the Nevada Bylaws have been drafted with an intent to parallel the Delaware Charter and the Delaware Bylaws to the extent legally possible. However, there are differences between what your rights are under Delaware law and what they will be under Nevada law. In addition, there are differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws as they will be in effect after the Nevada Reincorporation, particularly with respect to changes (i) that are required by Nevada law or (ii) that are necessary in order to preserve the current rights of stockholders and powers of the board of directors following the Nevada Reincorporation. The following discussion is a summary of certain differences between the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. This summary does not cover all the differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws. This summary is subject to the complete text of the relevant provisions of the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. We encourage you to read those documents carefully.

Provision	Delaware	Nevada
Charter Regarding Limitation of Liability of Directors and Officers
The Delaware Charter provides that, to the fullest extent permitted by the DGCL, a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (c) for the payment of unlawful dividends, stock repurchases or redemptions; or (d) for any transaction in which the director received an improper personal benefit.

The NRS, which the Nevada Charter follows, provides that directors and officers are not individually liable to the Company, its stockholders or creditors, unless the presumption of Nevada’s codified “business judgment rule” has been rebutted and it is proven that such person has breached such person’s fiduciary duties as a director or officer and such breach involved intentional misconduct, fraud or a knowing violation of law. Note that Nevada law, which covers both directors and officers, does not categorically exempt breaches of duty of loyalty from exculpation. Liability of directors for improper payment of dividends is subject to the same exculpatory standard applicable to other liabilities.

Bylaws Regarding Forum Adjudication for Disputes
Under the Delaware Bylaws, the Delaware Court of Chancery is the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, stockholder, officer or other employee of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the DGCL or the Delaware Charter or Delaware Bylaws, or (4) any action asserting a claim governed by the internal affairs doctrine. The Delaware Bylaws further

Under the Nevada Bylaws, the Eighth Judicial District Court of the State of Nevada, in Clark County, Nevada shall be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, stockholder, officer or other employee of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim pursuant to any provision of the NRS or the Nevada Charter or Nevada Bylaws, including any internal action (as defined in NRS 78.046), or (4) any action

Provision	Delaware	Nevada

provide that the federal district courts of the United States of America are the sole and exclusive forum for the resolution of any claim asserting a cause of action under the Securities Act of 1933, as amended, against any person in connection with any offering of the Company’s securities.

asserting a claim governed by the internal affairs doctrine. The Nevada Bylaws further provide that the federal district courts of the United States of America are the sole and exclusive forum for the resolution of any claim asserting a cause of action under the Securities Act of 1933, as amended, against any person in connection with any offering of the Company’s securities.

Bylaws Regarding Proxies	Under the DGCL and the Delaware Bylaws, no proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.
The Nevada Bylaws provide that no proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period, which may not exceed seven years unless the proxy is deemed irrevocable pursuant to the applicable provisions of the NRS.

Bylaws Regarding Officers	The officers of the Company shall consist of a chief executive officer and a secretary. The Company may have such other officers at the discretion of the board of directors.
The officers of Company shall consist of a president, treasurer and a secretary, or the equivalents of such offices. The Company may have such other officers at the discretion of the board of directors.

Bylaws Regarding Notice of Stockholders’ Meetings
Under the Delaware Bylaws, a notice of a stockholders’ meeting must state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders may be deemed present in person and vote at the meeting, the record date for the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called.

Under the Nevada Bylaws, a notice of a stockholders’ meeting must state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders may be deemed present in person and vote at the meeting, the record date for the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called. The Nevada Bylaws further provide that (i) if a proposed plan of merger, conversion or exchange is to be submitted to a vote at the meeting, the notice of the meeting must state that one of the purposes of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan; and (ii) if a proposed action creating dissenter’s rights is to be submitted to a vote at the meeting, the notice of the meeting must state that the stockholders are or may be entitled to assert dissenter’s rights under the applicable provisions of the NRS and be accompanied by a copy of the applicable statutory provisions.

Provision	Delaware	Nevada
Charter and Bylaws Regarding Removal of Directors
The Delaware Charter and the Delaware Bylaws provide that any director may be removed at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares then entitled to vote for the election of directors, except that when the board of directors is classified, any director may only be removed from office for cause.

The Nevada Charter and the Nevada Bylaws provide that any director may be removed from office at any time, with or without cause, in accordance with the NRS. Under the NRS, a director may only be removed by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

Bylaws Regarding Committees
Under the DGCL and the Delaware Bylaws, a committee of the board of directors shall not have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Company.
The NRS, and therefore, the Nevada Bylaws, do not contain a similar limitation on the authority of board committees.

Bylaws Regarding Acquisition of Controlling Interest Statutes	The Delaware Bylaws do not contain a similar provision, and the DGCL does not contain provisions similar to the NRS relating to the acquisition of controlling interests.
The Nevada Bylaws provide that the provisions of the NRS relating to acquisitions of controlling interests in the Company do not apply to the Company or to any acquisition of shares of the Company’s capital stock. Please see the Company’s summary of the Nevada acquisition of controlling interest statutes in the section titled “Acquisition of Controlling Interests.”

Anti-Takeover Implications of the Nevada Reincorporation
The Nevada Reincorporation is not being effected to prevent a sale of the Company, nor is it in response to any present attempt known to our board of directors to acquire control of the Company or obtain representation on our board of directors. Moreover, as of the date of this Information Statement, Mr. Houston and his affiliates beneficially own approximately 77.3% of the voting power of the Company’s capital stock, and accordingly currently have the ability to discourage, delay, or prevent any attempt to acquire control of the Company. Nevertheless, certain effects of the Nevada Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law.
Delaware law and the Delaware Charter and Delaware Bylaws contain provisions that may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by our board of directors can be opportunistically timed to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. In contrast, transactions approved by our board of directors may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation and the most effective deployment of corporate assets.
Our board of directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to stockholders, providing them with considerable value for their shares. However, our board of directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give our board of directors the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value. Accordingly, the Delaware Charter and Delaware Bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.
Nevada law includes some additional features that may deter hostile takeover attempts. The Nevada Charter contains certain anti-takeover provisions similar to those set forth in the Delaware Charter; both the Delaware Charter and Nevada Charter allow our board of directors alone to fill any directorship vacancies and to set the size of the board of directors. Notwithstanding these similarities, there are certain differences between Nevada and Delaware law which could have a bearing on unapproved takeover attempts. For example, as discussed in greater detail below, the NRS regulates certain business combinations with “interested stockholders” more stringently than the DGCL does in certain respects. Additionally, when a Nevada corporation has a classified board, directors may be removed with or without cause, unlike in Delaware where cause is generally required for removal. Under Nevada law, the default stockholder voting standard for the removal of directors is sixty-six and two-thirds percent (66 2/3%) of the outstanding voting power, while under Delaware law the default standard is a majority of the outstanding stockholder voting power. Nevada also has a statute regulating the acquisition of certain “control shares” that can inhibit certain takeover attempts, but the Company has elected to opt out of the application of that statute in the Nevada Bylaws.
Our board of directors may in the future propose other measures designed to address hostile takeovers apart from those discussed in this Information Statement, if warranted from time to time in the judgment of our board of directors.
Certain Differences in Stockholder Rights under Delaware and Nevada Law
The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Nevada Reincorporation, the rights of our stockholders will be governed by the NRS, the Nevada Charter and the Nevada Bylaws.
The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Company following completion of the Nevada Reincorporation. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.
Increasing or Decreasing Authorized Capital Stock
The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares of a class or series of the corporation’s capital stock and correspondingly effect a forward or reverse split of the outstanding shares of such class or series (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who collectively hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision.
Classified Board of Directors
The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the stockholders elect only one class each year, and each class would have a term of office of three years. The NRS also permits any Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually.
Currently, both the Delaware Charter and Nevada Charter provide that all directors shall be elected at each annual meeting of stockholders. However, the Delaware Charter provides that, from and after the first date on which the outstanding shares of the Company’s Class B Common Stock represent less than a majority of the total voting power of the then outstanding shares of the Company entitled to vote generally in the election of directors (the “Voting Threshold Date”), our board of directors will be classified into three classes. The Nevada Charter contains a substantially similar provision.

Cumulative Voting
Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.
Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also does not generally grant stockholders cumulative voting rights but permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.
The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Nevada Charter does not provide for cumulative voting.
Vacancies
Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.
Removal of Directors
Under the DGCL, the holders of a majority of the voting power of the outstanding shares entitled to vote at an election of directors may vote to remove any director or the entire board with or without cause unless (i) the board is a classified board, in which case (unless the certificate of incorporation otherwise provides) directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. The NRS requires the vote of the holders of at least two-thirds (2/3) of the voting power of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds of the voting power, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause.
Fiduciary Duties and Business Judgment
Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike some other jurisdictions, including Delaware, fiduciary duties of directors and officers are codified. As a matter of statute, directors and officers, in making business decisions, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. In performing such duties, directors and officers may exercise their business judgment in reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.
Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Nevada law extends the statutory protection for reliance on such persons to corporate officers unless otherwise waived.

Flexibility for Decisions, Including Takeovers
Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are generally granted the benefits of the protections of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the protections of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat; however, the NRS clarifies that this heightened standard does not apply to (i) actions that only affect the time of the exercise of stockholders’ voting rights or (ii) the adoption or signing of stockholder rights plans commonly referred to as “poison pills”.
In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent or subjected to bankruptcy proceedings.
The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. Delaware law generally provides that the purpose of directors’ and officers’ fiduciary duties is to advance the best interests of the corporation and its stockholders, although in many circumstances, directors and officers can take into account a range of factors in advancing those interests. In a number of cases and in certain situations, however, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.
Limitation on Personal Liability of Directors and Officers
The DGCL and the NRS each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s or officer’s fiduciary duty, subject to the differences discussed below.
The DGCL precludes liability limitation for directors and executive officers for breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. Under the NRS, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule, as codified in NRS 78.138(3), must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not treat as categorically excluded from its protections breaches of the duty of loyalty or transactions from which a director derives an improper personal benefit. Personal liability of directors for distributions made in violation of the NRS is limited by the same standard. Both the DGCL and the NRS permit limitation of liability for both directors and officers, though the NRS expressly also applies this limitation with respect to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute as a default. Under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in a company’s most recent SEC filings) is authorized only in connection with direct claims brought by stockholders, including class actions. Delaware law does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.
As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. Both the Delaware Charter and the Nevada Charter provide a limitation to director liability to the fullest extent permitted by Delaware and Nevada law, respectively. The Delaware Charter does not currently provide for exculpation of officers, whereas the Nevada Charter does, in accordance with Nevada law.
Indemnification
The DGCL and the NRS each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.
In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking such statutory indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity under the statutory mechanism may also be indemnified if he or she would not be liable for breach of his or her fiduciary duties under Nevada’s statutory test. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.
In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person pursuant to the statutory mechanism if the person was adjudged to be liable to the corporation unless a court otherwise orders.
No corporation may indemnify a party under the relevant discretionary statutory mechanism unless the party has been successful on the merits or otherwise in defense of the action, suit or proceeding or the corporation decides that indemnification is proper. Under the DGCL, the corporation, through its stockholders, disinterested directors or independent legal counsel, will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the indemnification mechanism available under the NRS, the corporation, through its stockholders, disinterested directors or independent counsel, must determine that the indemnification is proper.
The indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.
Both the Delaware Bylaws and the Nevada Bylaws provide for indemnification to the fullest extent permitted by the applicable laws.
Advancement of Expenses
The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. The Delaware Bylaws provide that the Company shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorneys’ fees) incurred by any officer or director of the Company, upon receipt of a written request and an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under the Delaware Bylaws or otherwise. The Delaware Bylaws further provide that the Company may pay the expenses incurred by former directors and officers or other current or former employees or agents of the Company or by persons currently or formerly serving in certain roles at the request of the Company, in certain covered proceedings in advance of their final disposition; upon such terms and conditions, if any, as the Company deems appropriate.
Under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay the expenses of officer and directors in advance of the final disposition of an action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation. The Nevada Bylaws are substantially similar to the Delaware Bylaws with respect to the advancement of expenses.
Director Compensation
The DGCL does not have a specific statute on the fairness of director compensation. In contrast, the NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is be presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.
Action by Written Consent of Directors
Both the DGCL and NRS provide that, unless the certificate or articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing, provided that, in certain circumstances, the NRS permits a director to abstain in writing from providing consent to the action.
Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit board action by written consent.
Actions by Written Consent of Stockholders
The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders as of the record date for the action by consent who did not consent in writing and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. There is no equivalent requirement under the NRS.
The NRS provides that unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws.
Until the Voting Threshold Date, neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit stockholder action by written consent. Following the Voting Threshold Date, the Delaware Charter and the Nevada Charter both provide that any action required or permitted to be taken by the Company’s stockholders must be effected at a meeting and may not be effected by written consent.
Dividends and Distributions
Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation, and Delaware law prohibits a corporation from declaring or paying a dividend, or redeeming or repurchasing shares of its stock, if the corporation is insolvent.
The NRS defines a distribution as a direct or indirect transfer of money or other property, other than the corporation’s own shares or the incurrence by the corporation of indebtedness, to or for the benefit of all holders of shares of any one or more classes or series of the capital stock of the corporation, with respect to such shares. A distribution may be in the form of a declaration or payment of a dividend, a purchase, redemption or other acquisition of shares, a distribution of indebtedness, or otherwise. The NRS provides that no distribution may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.
The Delaware Charter and the Nevada Charter provide that any dividends paid to the holders of our Common Stock will be paid pro rata, on an equal priority basis, unless different treatment is approved by a majority of the outstanding shares of the class of Common Stock treated adversely, voting as a separate class.
Restrictions on Business Combinations
Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Section 203 of the DGCL and NRS 78.411 to 78.444, inclusive.
Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of a corporation are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. In general, for purposes of Section 203 of the DGCL, an “interested stockholder” is a person who, together with affiliates and associates, owns, or within the past three years did own, 15% or more of the voting power of the corporation’s outstanding voting stock.
The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the voting power of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time such stockholder becomes an interested stockholder, the board approves the business combination, and it is also approved at a stockholder meeting by at least two-thirds (66 2/3%) of the outstanding voting power of the voting stock not owned by the interested stockholder.
However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. The NRS imposes a moratorium of up to four years versus Delaware’s three-year moratorium on business combinations. An interested stockholder is defined as a beneficial owner of 10% or more of the voting power. The two-year moratorium can be avoided by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors. After the person becomes an interested stockholder, the combination must be approved by the board and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, at a meeting of the stockholders. Finally, after the two-year period, up to four years from the date the person first became an interested stockholder, a combination remains prohibited unless: (i) the combination or the transaction by which the person became an interested stockholder is approved by the board of directors before the person became an interested stockholder; (ii) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates; or (iii) the consideration to be received by the disinterested stockholders satisfies certain requirements. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.
Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL, nor will the Company opt out of the business combination provisions of NRS 78.411 to 78.444, inclusive, under the Nevada Charter. Any opt-out of the business combination provisions of the NRS must be contained in an amendment to the articles of incorporation of a Nevada corporation approved by a majority of the outstanding voting power not then owned by interested stockholders, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment. The restrictions of NRS 78.411 to 78.444, inclusive, will not apply to combinations involving Mr. Houston because he will first become an “interested stockholder” when the Company first becomes a Nevada corporation subject to those statutes, and because our board of directors is approving the Nevada Reincorporation.
Acquisition of Controlling Interests
In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects a corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions.
Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at an annual meeting or a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares that it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to assert dissenter’s rights under NRS 92A.300 through 92A.500, inclusive, and demand payment for the fair value of such person’s shares in accordance with such statutes.
NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business in Nevada directly or through an affiliated corporation. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.
Corporations are entitled to opt out of the above controlling interest provisions of the NRS. In the Nevada Bylaws, the Company has opted out of these provisions.
Stockholder Vote for Mergers, Asset Sales and Other Corporate Reorganizations
Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding voting power of the shares entitled to vote. The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of substantially all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.
The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.
In the event of certain corporate transactions, including certain mergers and asset sales, the Delaware Charter provides that the assets of the Company legally available for distribution to stockholders shall be distributed on a pro rata basis to the holders of Common Stock, unless different treatment is approved by a majority of the outstanding shares of the Class A Common Stock and the Class B Common Stock, each voting as a separate class. The Nevada Charter contains a parallel provision. In addition, both the Delaware Charter and Nevada Charter provide that the approval of holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class, is required to effect certain mergers and asset sales irrespective of the manner in which any assets of the Company are distributed to stockholders.
Appraisal or Dissenter’s Rights
In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.
Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date fixed to determine the stockholders entitled to act without a meeting or the stockholders entitled to notice of the meeting to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance to accept in exchange for their shares anything other than shares of stock of the surviving or resulting corporation, or of the converted entity if such entity is a corporation as a result of the conversion (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.
In addition, Section 262 of the DGCL allows beneficial owners of shares to demand an appraisal of such beneficial owner’s share and to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation or conversion. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares or (vi) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. Additionally, under the NRS, a beneficial owner of shares may assert dissenter’s rights as to shares held on such beneficial owner’s behalf only if the beneficial owner: (a) submits to the corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial owner asserts dissenter’s rights; and (b) does so with respect to all shares of which such beneficial owner is the beneficial owner or over which such beneficial owner has power to direct the vote.
Holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20 million (exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares), and any shares issued by an open-end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, any security that satisfies the requirements of NRS 92A.390(1) at the time the corporate action becomes effective, or any combination thereof. The exception is also unavailable in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation and (ii) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. The Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.
The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.
Special Meetings of Stockholders
The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.
Under the Delaware Charter and Delaware Bylaws, a special meeting of stockholders may be called only by (i) a majority of our whole board of directors, (ii) the chairman of our board of directors, (iii) our Chief Executive Officer, (iv) our President (in the absence of a Chief Executive Officer) or (v) prior to the Final Conversion Date (as defined below), the holders of at least 30% of voting power of the Class A Common Stock and Class B Common Stock, voting together as a single class and in compliance with the Delaware Bylaws. The Nevada Charter and the Nevada Bylaws contain substantially similar provisions.

Annual Meetings Pursuant to Petition of Stockholders
The DGCL provides that a director or a stockholder of a corporation may apply to the Delaware Court of Chancery if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.
Under the NRS, stockholders having not less than 15% of the voting power may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.
Adjournment of Stockholder Meetings
Under the DGCL, if a meeting of stockholders is adjourned and the adjournment is for more than 30 days, or if after the adjournment a new record date to determine stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.
In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.
Duration of Proxies
Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. The DGCL provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.
Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable, but the proxy is irrevocable only for so long as it is coupled with an interest sufficient in law to support an irrevocable power, including interests specified in the NRS.
Quorum and Voting
The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the voting power of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the voting power of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series or classes or series is required, a majority of the outstanding voting power of the shares of such class or series or classes or series shall constitute a quorum entitled to take action with respect to the vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present at the meeting shall be the act of such class or series or classes or series.
Under the DGCL, a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board. The Delaware Bylaws provide that unless otherwise required by law, the Delaware Charter, the Delaware Bylaws or the rules of any applicable stock exchange, the holders of shares representing a majority of the voting power of the Company’s capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. The Delaware Bylaws provide that, except as otherwise required by law, the Delaware Charter or the Delaware Bylaws, the directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The Delaware Bylaws also provide that, except as otherwise provided by law, the Delaware Charter, the Delaware Bylaws or the rules of any applicable stock exchange, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.
The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote. The Nevada Bylaws contain quorum and voting provisions substantially similar to those in the Delaware Bylaws.
Stockholder Inspection Rights
The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder. Stockholders or beneficial owners seeking to inspect books and records to investigate wrongdoing must also state a credible basis to infer wrongdoing.
Inspection rights under Nevada law are more limited. NRS 78.105 grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand, the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of record of the corporation, showing their places of residence, if known, and the number of shares held by them, respectively. Nevada law further provides that a corporation is not required to keep a list of any person who is a beneficial owner of any shares who is not simultaneously the stockholder of record of such shares. Any stockholder or other person making a demand under NRS 78.105 must furnish an affidavit to the corporation stating that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that the stockholder or other person has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such sale or offer for sale.
In addition, NRS 78.257 grants certain stockholders the right to inspect the books of account and financial statements of a corporation for any purpose related to the stockholder’s interest as a stockholder. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder of record who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. Any person making such a demand shall furnish an affidavit to the corporation stating that the inspection is not desired for any purpose not related to his or her interest as a stockholder. Further, as a condition to such inspection right, the board of directors may require the stockholder and each other person exercising such right to enter into and comply with a confidentiality agreement having such terms and scope as are reasonably related to protecting the legitimate interests of the corporation. However, the inspection rights discussed in this paragraph do not apply to any corporation, such as the Company, that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.
Business Opportunities
Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.
Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders. Neither the Delaware Charter nor the Nevada Charter renounces any interest or expectancy in business opportunities.
Franchise Tax Savings and Filing Fees
The Company’s current status as a Delaware corporation physically located in California requires the Company to comply with franchise tax obligations in both Delaware and California. For the most recent franchise tax period, the Company paid approximately $250,000 in franchise taxes to the state of Delaware, which will no longer be required to be paid if the Nevada Reincorporation is completed. If the Nevada Reincorporation is completed, our current annual fees in Nevada will consist of an annual state business license fee of $500 and the fee for filing the Company’s annual list of directors and officers based on the number of authorized shares and their par value, currently equal to $2,025.
The Company will continue to pay annual filing fees to qualify as a foreign jurisdiction in California, and there are certain immaterial fees associated with effecting the Nevada Reincorporation via conversion that the Company will be required to pay.
Certain Matters That Will Not Change After Nevada Reincorporation
Apart from being governed by the Nevada Charter, Nevada Bylaws and the NRS, upon completion of the Nevada Reincorporation, the Company will continue to exist, without interruption, in the form of a Nevada corporation. By virtue of the Nevada Reincorporation, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, the Nevada Corporation will have all debts, liabilities and duties of the Company and the same may be enforced against the Nevada Corporation.
No Change in Business, Jobs or Physical Location
The Nevada Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Nevada Reincorporation). We are a virtual first company, but intend to maintain our corporate headquarters in California.
Our management, including all directors and officers and the positions they respectively hold, will be unchanged as a result of the Nevada Reincorporation. To the extent that the Nevada Reincorporation will require the consent or waiver of a third party, the Company will use commercially reasonable effects to obtain such consent or waiver before completing the Nevada Reincorporation. The Company does not expect that any such required consent will impede its ability to reincorporate to Nevada. The Nevada Reincorporation will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Nevada Corporation.
Multi-Class Capital Structure
The Delaware Charter sets forth the terms and conditions for the termination of the Company’s multi-class capital structure. Each share of the Company’s Class B Common Stock will automatically convert into one share of the Company’s Class A Common Stock on (i) the date specified by the holders of two-thirds of the then outstanding shares of the Company’s Class B Common Stock, (ii) the first date on which the number of outstanding shares of the Company’s Class B Common Stock represents less than five percent of the aggregate number of outstanding shares of the Company’s Class A Common Stock and Class B Common Stock, or (iii) the date that is nine months after the death or disability of the last to die or become disabled of our co-founders, or a later date not to exceed a total period of 18 months from the last applicable death or disability (the “Final Conversion Date”). The Nevada Charter provides for the same Final Conversion Date.
No Securities Law Consequences
We will continue to be a publicly held company following completion of the Nevada Reincorporation, and our Class A Common Stock would continue to be listed on The Nasdaq Global Select Market and traded under the symbol “DBX.” The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the Class A Common Stock as a result of the Nevada Reincorporation. We and our stockholders will be in the same respective positions under the federal securities laws after the Nevada Reincorporation as we and our stockholders were prior to the Nevada Reincorporation.
No Material Accounting Implications
Effecting the Nevada Reincorporation will not have any material accounting implications.
No Exchange of Stock Certificates Required
Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of the Company’s Class A Common Stock or Class B Common Stock will automatically be converted into one share of the Nevada Corporation’s Class A Common Stock or Nevada Corporation Class B Common Stock, as applicable, and any stock certificates you then hold will represent the same number of shares of the Nevada Corporation as they represented of the Company immediately prior to the Effective Time.
Appraisal Rights
Holders of our Class A Common Stock are not entitled to appraisal rights with respect to the Nevada Reincorporation described in this Information Statement.
If the Nevada Reincorporation is completed, holders of record and beneficial owners of our Class B Common Stock who (1) do not consent to or otherwise vote in favor of the Nevada Reincorporation; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL (“Section 262”); and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the Nevada Reincorporation under Section 262. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” are to a record holder of the Company’s Class B Common Stock, all references in Section 262 and in this summary to “beneficial owner” mean a person who is the beneficial owner of shares of the Company’s Class B Common Stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association or other entity. As a matter of law, the Consenting Stockholders have waived their appraisal rights by virtue of consenting to the Nevada Reincorporation.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that our stockholders (or beneficial owners of our Class B Common Stock) exercise their appraisal rights under Section 262. STOCKHOLDERS (AND BENEFICIAL OWNERS) SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 AS WELL AS THE INFORMATION DISCUSSED BELOW.
Under Section 262, if the Nevada Reincorporation is completed, holders of record and beneficial owners of our Class B Common Stock who (1) deliver a written demand for appraisal of such person’s shares of our Class B Common Stock to us within 20 days after the date of this Information Statement; (2) do not consent to or otherwise vote in favor of the Nevada Reincorporation; (3) continuously hold of record or beneficially own such shares on the date of making the demand for appraisal through the Effective Time; and (4) otherwise comply with the procedures set forth in Section 262 may be entitled to have their shares of our Class B Common Stock appraised by the Delaware

Court of Chancery and to receive payment in cash, in lieu of the shares of the Class B Common Stock of the Nevada Corporation set forth in the Plan of Conversion, for the “fair value” of their shares of our Class B Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Nevada Reincorporation, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the Effective Time through the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the converted corporation in the Nevada Reincorporation to each person entitled to appraisal prior to the entry of judgment in the appraisal proceeding) as described further below.
Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on the amount determined to be the fair value of the shares subject to appraisal will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the converted corporation makes a voluntary cash payment to each person entitled to appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest theretofore accrued, unless paid at that time). The converted corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, when a conversion is approved by written consent without a meeting pursuant to Section 228 of the DGCL, as is the case with the Nevada Reincorporation, Section 262 requires that either the converting corporation before the effective date of the conversion, or the converted entity within 10 days after such effective date, notify each stockholder of the converting corporation who is entitled to appraisal rights that appraisal rights are available and include in such notice a copy of Section 262 or information directing the stockholder to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. Such notice may, and if given on or after the effective date of the conversion must, also notify the stockholder of the effective date of the conversion. This Information Statement constitutes our notice to the holders of record and beneficial owners of our Class B Common Stock that appraisal rights are available in connection with the Nevada Reincorporation, and the full text of Section 262 is available at the following URL: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Nevada Reincorporation, any holder of record or beneficial owner of shares of our Class B Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such person’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses appraisal rights will be entitled to receive the Class B Common Stock of the Nevada Corporation described in the Plan of Conversion. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of our Class B Common Stock, we believe that if a person is considering exercising such rights, such person should seek the advice of legal counsel.
Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of our Class B Common Stock must do ALL of the following:
•	such person must not consent to or otherwise vote in favor of the Nevada Reincorporation;
•	such person must deliver to us a written demand for appraisal within 20 days after the date of this Information Statement; and
•
such person must continuously hold of record or beneficially own the shares of our Class B Common Stock from the date of making the demand through the Effective Time (a person will lose appraisal rights if the person transfers the shares before the Effective Time).

As described below, within 120 days after the Effective Time, but not thereafter, an appraisal proceeding must be commenced by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The converted corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our Class B Common Stock.

Filing Written Demand
A person wishing to exercise appraisal rights must deliver to us, within 20 days after the date of this Information Statement, a written demand for the appraisal of such person’s shares. In addition, that person must not consent to or otherwise vote in favor of the Nevada Reincorporation. Consenting or voting in favor of the Nevada Reincorporation will constitute a waiver of appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A person exercising appraisal rights must own or hold, as applicable, beneficially or of record, the shares on the date the written demand for appraisal is delivered and must continue to hold or own, as applicable, the shares through the Effective Time. Neither withholding consent nor abstaining from voting or failing to vote with respect to the approval of the Nevada Reincorporation will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. A person’s failure to make the written demand within 20 days after the date of this Information Statement will constitute a waiver of appraisal rights.
In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform us of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares of Class B Common Stock. In the case of a written demand for appraisal made by a beneficial owner, the demand must reasonably identify the record holder of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which such beneficial owner consents to receive notices given by the converted corporation and to be set forth on the verified list (as defined below).
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Dropbox, Inc.
1800 Owens Street
San Francisco, California 94158
Attention: Corporate Secretary
At any time within 60 days after the Effective Time, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the terms offered pursuant to the Plan of Conversion, by delivering to us, as the converted corporation, a written withdrawal of the demand for appraisal. Any withdrawal of a demand for appraisal made more than 60 days after the Effective Time may only be made with the written approval of the converted corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (which we refer to as a “reservation”) for any application (as defined below) to the Delaware Court of Chancery; provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the applicable Class B Common Stock of the Nevada Corporation within 60 days after the Effective Time. If the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, such person will be entitled to receive only the fair value determined in any such appraisal proceeding, which value could be less than, equal to or more than the value of the Class B Common Stock of the Nevada Corporation being offered pursuant to the Plan of Conversion.
Filing a Petition for Appraisal
Within 120 days after the Effective Time, but not thereafter, the converted corporation or any person who has complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the converted corporation in the case of a petition filed by any person other than the converted corporation, demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The converted corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our Class B Common Stock. Accordingly, any persons who desire to have their shares of our Class B Common Stock appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of our Class B Common Stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.

Within 120 days after the Effective Time, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the converted corporation a statement setting forth the aggregate number of shares not voted in favor of the approval of the Nevada Reincorporation and with respect to which we have received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand for appraisal directly, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of this aggregate number). Such statement must be given within ten days after receipt by the converted corporation of the written request for such a statement or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by any person other than the converted corporation, service of a copy thereof must be made upon the converted corporation, which will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (which we refer to as the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order the Register in Chancery to give notice of the time and place fixed for the hearing of such petition to the converted corporation and all of the persons shown on the verified list at the addresses stated therein. The costs of any such notice are borne by the converted corporation.
After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by stock certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. Accordingly, persons holding stock represented by stock certificates and wishing to seek appraisal of their shares are cautioned to retain their stock certificates pending resolution of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person. Upon application by the converted corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of our Class B Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Nevada Reincorporation, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the converted corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the converted corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (x) the difference, if any, between the amount paid by the converted corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest accrued before such voluntary cash payment, unless paid at that time.
In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings, prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the transaction that “throw any light on future prospects” of the corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation” of the transaction. In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the [transaction] and not the product of speculation, may be considered.”
Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the value of the Class B Common Stock of the Nevada Corporation they would receive pursuant to the Nevada Reincorporation if they did not seek appraisal of their shares. ALTHOUGH WE BELIEVE THAT THE VALUE OF THE CLASS B COMMON STOCK OF THE NEVADA CORPORATION TO BE ISSUED IN CONNECTION WITH THE NEVADA REINCORPORATION IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS AND BENEFICIAL OWNERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE VALUE OF THE NEVADA CORPORATION CLASS B COMMON STOCK TO BE ISSUED IN CONNECTION WITH THE NEVADA REINCORPORATION. We do not anticipate offering more than the applicable shares of Class B Common Stock of the Nevada Corporation in connection with the Nevada Reincorporation to any persons exercising appraisal rights, and we reserve the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of our Class B Common Stock is less than the value of the Class B Common Stock of the Nevada Corporation to be issued in connection with the Reincorporation. If a petition for appraisal is not timely filed, then the right to an appraisal will cease.
The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the converted corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith (which we refer to as an “application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a reservation. In the absence of such determination or assessment, each party bears its own expenses.
If any person who demands appraisal of shares of our Class B Common Stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of our Class B Common Stock will be deemed to have been converted at the Effective Time into the right to receive shares of Class B Common Stock of the Nevada Corporation in connection with the Nevada Reincorporation. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time or if the person delivers to the converted corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the applicable shares of Class B Common Stock of the Nevada Corporation in connection with the Nevada Reincorporation in accordance with Section 262.
From and after the Effective Time, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of our Class B Common Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time).
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of appraisal rights. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
As of January 28, 2024, we had 83 holders of record of our Class B Common Stock and 76,925,771shares of our Class B Common Stock outstanding.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of January 28, 2025 for:
•	each of our directors;
•	each of our named executive officers;
•	all of our current directors, named executive officers and executive officers as a group; and
•	each person or group known by us to be the beneficial owner of more than 5% of our Class A or Class B common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
We have based our calculation of the percentage of beneficial ownership on 224,977,458 shares of our Class A common stock, 76,925,771 shares of our Class B common stock, and no shares of our Class C common stock outstanding as of January 28, 2025. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of January 28, 2025 or issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of January 28, 2025, to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Dropbox, Inc., 1800 Owens Street San Francisco, California 94158. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Amount and nature of beneficial ownership
Name of beneficial owner	Class A Common Stock	%	Class B Common Stock	%	% of total voting power#
Named executive officers and directors:
Andrew W. Houston(1)	9,427,838	4.16	75,987,893	98.78	77.38
Timothy Regan	109,055	*	—	—	*
Timothy Young(2)	112,762	*	—	—	*
Bart E. Volkmer	91,443	*	63,120	*	*
Eric Cox	38,459	*	—	—	*
Donald W. Blair	100,637	*	—	—	*
Lisa Campbell	5,538	*	—	—	*
Paul E. Jacobs(3)	302,981	*	—	—	*
Warren Jenson	—	—	—	—	—
Sara Mathew	12,297	*	—	—	*
Andrew Moore	3,627	*	—	—	*
Abhay Parasnis	25,165	*	—	—	*
Karen Peacock	13,374	*	—	—	*
Michael Seibel	12,297	*	—	—	*
All current directors, named executive officers and executive officers as a group (14 persons)	10,255,473	4.56	76,051,013	98.86	77.52
Greater than 5% stockholders
Entities affiliated with The Vanguard Group(4)	27,274,282	12.02	—	—	*
Entities affiliated with BlackRock, Inc.(5)	28,179,062	12.42	—	—	*
Ameriprise Financial, Inc.(6)	19,144,616	8.44	—	—	*
Columbia Management Investment Advisers, LLC(7)	18,085,218	7.97	—	—	*

†
The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis, such that each holder of Class B common stock beneficially owns an equivalent number of Class A common stock.

#
Percentage total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. Each holder of Class B common stock shall be entitled to ten votes per share of Class B common stock and each holder of Class A common stock shall be entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law.

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.
(1)
Consists of (i) 716,728 shares of Class A Common Stock and 7,743,764 shares of Class B Common Stock held by the Houston Remainder Trust u/a/ 12/30/2010, for which Mr. Houston serves as trustee, (ii) 67,743,629 shares of Class B Common Stock were held by Andrew Houston Revocable Trust u/a/d 9/7/2011, for which Mr. Houston serves as trustee, (iii) 500,500 shares of Class B common stock held by the Houston 2012 Irrevocable Children’s Trust dated 4/12/2012, for which Mr. Houston serves as trustee, (iv) 444,444 shares of Class A Common Stock held by the Erin Yu Revocable Trust u/a/d 1/18/2024, for which Mr. Houston’s spouse serves as a trustee, and (v) 8,266,666 shares of Class A common stock underlying RSAs subject to Mr. Houston’s Co-Founder Grant.

(2)	According to the company’s records as of June 14, 2023.
(3)
Consists of (i) 178,058 shares of Class A common stock held by the Paul E. Jacobs Trust dated November 7, 2014, for which Mr. Jacobs serves as trustee, and (ii) 135,4016 shares of Class A common stock held by Mr. Jacobs.

(4)
Consists of shares of Class A common stock beneficially owned as of December 29, 2023 according to a Schedule 13G/A filed with the SEC by The Vanguard Group, Inc. (“Vanguard”) on February 13, 2024. Vanguard has beneficial ownership of 27,274,282 shares of Class A common stock. The Schedule 13G/A reports that Vanguard has shared voting power with respect to 189,842 shares of Class A common stock, sole dispositive power with respect to 26,873,363 shares of Class A common stock and shared dispositive power over 400,919 shares of Class A common stock. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(5)
Consists of shares of Class A common stock beneficially owned as of September 30, 2024 according to a Schedule 13G filed with the SEC by BlackRock, Inc. (“BlackRock”) on January 23, 2024. BlackRock has beneficial ownership of 28,179,062 shares of Class A common stock. The address for BlackRock is 50 Hudson Yards, New York, New York 10001.

(6)
Consists of shares of Class A common stock beneficially owned as of December 31, 2023 according to a Schedule 13G filed with the SEC by Ameriprise Financial, Inc. (“Ameriprise”) on February 14, 2024. Ameriprise has beneficial ownership of 19,144,616 shares of Class A common stock. The address for Ameriprise is 145 Ameriprise Financial Center, Minneapolis, MN 55474.

(7)
Consists of shares of Class A common stock beneficially owned as of December 31, 2023 according to a Schedule 13G filed with the SEC by Columbia Management Investment Advisers, LLC (“Columbia”) on February 14, 2024. Columbia has beneficial ownership of 18,085,218 shares of Class A common stock. The address for Columbia is 290 Congress Street, Boston, MA 02210.

Delivery of Documents to Security Holders Sharing an Address
If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 1800 Owens Street San Francisco, California 94158.
If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.
This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the Majority Stockholders’ approval of the Nevada Reincorporation, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

Where You Can Find More Information About Us
The Company is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports and other information with the SEC. Such reports and other information may be inspected without charge at the public reference facilities maintained by the SEC in 100 F Street, N.E., Washington, D.C. 20549. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the web site is www.sec.gov.

By Order of the Board of Directors,

/s/ Andrew W. Houston
Chairman of the Board of Directors
February 10, 2025

Appendix A
RESOLUTIONS
OF THE BOARD OF DIRECTORS OF
DROPBOX, INC.
Reincorporation of the Company to the State of Nevada by Conversion
WHEREAS, as part of its ongoing oversight, direction and management of the business of Dropbox, Inc. (the “Company”), the Board of Directors of the Company (the “Board”) formed a committee of the Board (the “Evaluation Committee”) to function as a working group to study and evaluate the relevant information and considerations with respect to a potential reincorporation of the Company;
WHEREAS, the Evaluation Committee considered various factors during its evaluation of a potential reincorporation of the Company, including the current state of Delaware law regarding reincorporation, any possible negative impacts from a potential reincorporation, the relative merits to the Company and all stockholders of various state laws, including Delaware, Nevada and Maryland, implications for the Company’s stockholders as to their economic, governance and litigation rights and the predictability of Nevada’s statute-based legal approach compared to Delaware’s approach;
WHEREAS, following its evaluation of a potential reincorporation of the Company, the Evaluation Committee reported its findings to the Board, determined that a reincorporation of the Company from the State of Delaware to the State of Nevada was in the best interests of the Company and its stockholders and recommended that the Board approve a reincorporation of the Company from the State of Delaware to the State of Nevada;
WHEREAS, having discussed and considered the Evaluation Committee’s recommendation, the Board has determined that approving and effecting a reincorporation of the Company from the State of Delaware to the State of Nevada by the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Nevada, pursuant to and in accordance with Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (the “NRS”), and the proposed Plan of Conversion (the “Plan of Conversion”), in substantially the form attached hereto as Exhibit A (such conversion, the “Nevada Reincorporation”) and approving and adopting the Plan of Conversion and the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws” and, together with the Nevada Charter, the “Nevada Governing Documents”), substantially in the forms attached hereto as Exhibit B and Exhibit C, respectively, are in the best interests of the Company and its stockholders;
WHEREAS, pursuant to the terms of the Plan of Conversion, upon the Nevada Reincorporation, the Company will cease to be governed by the laws of the State of Delaware and its existing restated certificate of incorporation and amended and restated bylaws and will become a corporation governed by the laws of the State of Nevada (the “Converted Corporation”) and the Nevada Governing Documents;
WHEREAS, upon receipt of stockholder approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation, the Nevada Reincorporation will become effective at the date and time (the “Effective Time”) specified in each of (i) the articles of conversion meeting the requirements of Section 92A.205 of the NRS (the “Articles of Conversion”) to be properly executed and filed in accordance with such section and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section;
WHEREAS, at the Effective Time, (i) each share of Class A Common Stock, par value $0.00001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class A Common Stock, par value $0.00001 per share, of the Converted Corporation; and (ii) each share of Class B Common Stock, par value $0.00001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class B Common Stock, par value $0.00001 per share, of the Converted Corporation; and
WHEREAS, at the Effective Time, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the Class A Common Stock or Class B Common Stock of the Company or other equity security of the Company, whether vested or
Appendix A-1

unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the Class A Common Stock or Class B Common Stock of the Converted Corporation or other equity securities of the Converted Corporation, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time.
NOW, THEREFORE, BE IT RESOLVED, that the Board hereby determines that the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents are in the best interests of the Company and its stockholders and approves and adopts the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents.
RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Plan of Conversion be, and the same hereby are, in all respects approved and adopted.
RESOLVED FURTHER, that, in accordance with the Plan of Conversion, at the Effective Time, the board of directors of the Converted Corporation shall consist of the same directors as the Board immediately prior to the Effective Time, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.
RESOLVED FURTHER, that, in accordance with the Plan of Conversion, at the Effective Time, Andrew W. Houston shall continue to serve as the chair of the board of directors of the Converted Corporation and Donald W. Blair shall continue to serve as the lead independent director of the board of directors of the Converted Corporation, in each case at the pleasure of the board of directors of the Converted Corporation.
RESOLVED FURTHER, that effective as of the Effective Time, each committee of the Board as of immediately prior to the Effective Time shall be constituted as a committee of the board of directors of the Converted Corporation on the same terms and with the same powers and authority as the applicable committee of the Board as of immediately prior to the Effective Time and for the avoidance of doubt, the governing laws of the State of Nevada, and not the State of Delaware, shall apply, and the charter of the applicable committee of the Board as of immediately prior to the Effective Time shall be the charter of such committee of the board of directors of the Converted Corporation unless and until such charter is amended in accordance with the Nevada Governing Documents and applicable law, and the members of each committee of the Board as of immediately prior to the Effective Time shall be the members of each such committee of the board of directors of the Converted Corporation, each director to serve at the pleasure of the board of directors of the Converted Corporation.
RESOLVED FURTHER, that the Board hereby directs that the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation be submitted for approval and adoption, respectively, by the stockholders of the Company, including by written consent in lieu of a meeting.
RESOLVED FURTHER, that the Board hereby recommends that the Company’s stockholders approve the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and adopt these resolutions.
RESOLVED FURTHER, that upon receipt of stockholder approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, the officers of the Company (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action by the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Nevada Reincorporation, including, without limitation, (a) the execution and filing of the Certificate of Conversion, (b) the execution and filing of the Articles of Conversion (including the Plan of Conversion and the Nevada Charter); (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the
Appendix A-2

Nevada Reincorporation; (e) the submission of all required notifications to the Nasdaq Stock Market LLC or any other applicable stock exchange; and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Nevada Reincorporation.
RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, the Board or any duly authorized committee thereof may, at any time prior to the Effective Time, abandon the Nevada Reincorporation and the Plan of Conversion without further action by the stockholders of the Company.
RESOLVED FURTHER, that pursuant to the Plan of Conversion, at the Effective Time, any outstanding stock certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A Common Stock or Class B Common Stock of the Company shall be deemed for all purposes to evidence ownership of and to represent shares of Class A Common Stock or Class B Common Stock, as applicable, of the Converted Corporation.
RESOLVED FURTHER, that notwithstanding the foregoing resolutions, any shares of Class A Common Stock or Class B Common Stock of the Converted Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.
Related Stockholder Matters
Record Date
RESOLVED, that the close of business on January 28, 2025, be, and it hereby is, fixed as the record date for determining the stockholders of record of the Company entitled to consent to the Nevada Reincorporation without a meeting.
Information Statement Materials
RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized and directed on behalf of the Company and in its name to take any and all actions deemed necessary and appropriate to prepare an information statement and a notice of stockholder action by written consent as required by Section 228(e) of the DGCL and any and all related documents which such officers shall determine necessary or desirable in connection with the Nevada Reincorporation (collectively, the “Information Statement Materials”).
RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized and directed on behalf of the Company and in its name to file such Information Statement Materials, as applicable, with the Securities and Exchange Commission (the “SEC”), together with any and all amendments and supplements thereto which such Authorized Officers shall determine to be necessary or appropriate, with the approval and authorization thereof to be conclusively evidenced by the execution or filing of such amendments or supplements.
RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to mail or cause to be mailed or otherwise furnished or made available to the stockholders all documents as shall be necessary or advisable in connection with the Nevada Reincorporation, including, without limitation, the Information Statement Materials.
Securities and Exchange Commission
RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to take any action to prepare or cause to be prepared and to file or cause to be filed with the SEC and to prepare, execute and file any and all documents, applications, statements, reports, registrations, schedules, documents, information or filings and other papers and instruments (and any amendments or supplements thereto), which may be required from time to time by applicable law or regulation or by applicable authorities in connection with the foregoing resolutions or related or incidental thereto, including, without limitation, the Information Statement Materials and one or more Current Reports on Form 8-K to report any of the matters contemplated by the foregoing resolutions by the Company and any and all additional documents and information required to be filed therewith, as shall be deemed necessary or advisable under the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, and any appropriate self-regulatory commissions or state securities commissions.
Appendix A-3

Executive Officers
RESOLVED, that, in accordance with the Plan of Conversion, from and after the Effective Time, the “executive officers” of the Converted Corporation under Rule 3b-7 of the Exchange Act and “officers” of the Converted Corporation for purposes of Section 16 of the Exchange Act shall consist of the same “executive officers” and “officers,” as applicable, as of immediately prior to the Effective Time, as set forth below:
•	Andrew W. Houston, Chief Executive Officer
•	Eric Cox, Chief Customer Officer
•	Timothy Regan, Chief Financial Officer
•	Bart E. Volkmer, Chief Legal Officer
Combinations with Interested Stockholders
WHEREAS, NRS 78.411 to 78.444, inclusive (collectively, the “Nevada Combinations Statutes”), sets forth various requirements related to a Nevada corporation’s “combination,” as defined in NRS 78.416, with an “interested stockholder,” as defined in NRS 78.423;
WHEREAS, NRS 78.437 provides that the Nevada Combinations Statutes do not apply to any combination with an interested stockholder who, among other things, first became an interested stockholder on the date that the resident domestic corporation, as defined in NRS 78.427, first became a resident domestic corporation solely as a result of the corporation becoming a resident domestic corporation;
WHEREAS, the Board has determined that Andrew Houston and the entities listed on Exhibit E hereto would constitute an interested stockholder pursuant to the Nevada Combinations Statutes solely as a result of the Nevada Reincorporation, and the Nevada Combinations Statutes would not apply to Mr. Houston pursuant to NRS 78.437; and
WHEREAS, the Nevada Combinations Statutes prohibit, for up to four years, combinations unless the combination complies with the requirements of the articles of incorporation of the resident domestic corporation and the transaction by which the person first became an interested stockholder is approved by the board of directors of the resident domestic corporation before the person first became an interested stockholder.
NOW, THEREFORE, BE IT RESOLVED, that the Board’s approval of the Nevada Reincorporation includes the approval, hereby confirmed, of the transaction by which Mr. Houston shall have first become an interested stockholder for all purposes under the Nevada Combinations Statutes, including, without limitation, NRS 78.438(1)(a).
RESOLVED FURTHER, that, to the fullest extent permitted by the Nevada Combinations Statutes (including, without limitation, NRS 78.437(2) and 78.438(1)(a)), the Nevada Combinations Statutes shall not apply to Mr. Houston, nor shall it restrict any combination in any way involving or relating to Mr. Houston.
Amendment of Equity Instruments and Employment Agreements to Account for Nevada Reincorporation
WHEREAS, the Company maintains and sponsors certain equity incentive-related plans, sub-plans and agreements (the “Equity Plans”), including but not limited to those listed in Exhibit D hereto, providing for the grant or award of equity awards covering the right to purchase shares and other rights to acquire shares of the Class A Common Stock of the Company as provided for in the applicable Equity Plan (collectively, “Awards”) to eligible participants of the Equity Plans including employees, directors and consultants;
WHEREAS, the Company maintains and sponsors certain benefits and compensation arrangements, policies, programs and agreements (including all administrative and service agreements thereunder) (the “Benefits Plans”), including but not limited to those listed in Exhibit D hereto;
WHEREAS, the Board has determined that in connection with and contingent upon the Nevada Reincorporation it is in the best interests of the Company and its stockholders for the Converted Corporation to assume the Equity Plans and the Benefits Plans, including for purposes of granting future awards and benefits thereunder, and to assume all outstanding Awards under the Equity Plans; and
WHEREAS, the Board has determined that in connection with the assumption of the Equity Plans and Awards, the following adjustments shall be made on a one-to-one-basis under each Equity Plan, and the relevant kind of shares
Appendix A-4

subject to Awards shall be adjusted to relate to the Converted Corporation: (i) the maximum number of shares reserved for issuance under the Equity Plan, (ii) the number of Awards that can be granted to any one individual participant in any calendar year, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Equity Plan, and (iv) the price for each share subject to any outstanding Awards under the Equity Plan.
NOW, THEREFORE, BE IT RESOLVED, that contingent upon and effective as of the consummation of the Nevada Reincorporation, the Board hereby authorizes, directs and approves the assumption by the Converted Corporation of the Equity Plans and the Benefits Plans, and the transfer of sponsorship of the Benefit Plans to the Converted Corporation.
RESOLVED FURTHER, that upon the assumption of the Equity Plans, the number of shares of Class A Common Stock reserved for future issuance under the Equity Plans and the maximum number of shares of Class A Common Stock reserved for issuance under the Equity Plans shall be adjusted to reflect the Nevada Reincorporation on a one-to-one basis, and such shares shall be shares of Class A Common Stock of the Converted Corporation.
RESOLVED FURTHER, that upon the assumption of the Equity Plans, the number of Awards that can be granted to any one individual participant in any calendar year under an Equity Plan shall be adjusted to reflect the Nevada Reincorporation on a one-to-one basis.
RESOLVED FURTHER, that upon the assumption of the Equity Plans, the exercise price (if any) of all outstanding and unexercised Awards and the number of shares subject to each outstanding Award shall be adjusted to reflect the Nevada Reincorporation on a one-to-one basis.
RESOLVED FURTHER, that the Board hereby authorizes and approves the assumption by the Converted Corporation of all outstanding Awards and hereby reserves a sufficient number of shares of Class A Common Stock of the Converted Corporation under the Equity Plans for issuance upon exercise of such Awards on a one-to-one basis.
RESOLVED FURTHER, that contingent on the consummation of the Nevada Reincorporation and following the Nevada Reincorporation, (i) all references to the “Company” in the Equity Plans and the agreements or contracts related to outstanding Awards refer to the Converted Corporation rather than the Company, (ii) all references to “Class A Common Stock” (or similar term) of the Company refer to “Class A Common Stock” (or similar term) of the Converted Corporation, (iii) all shares issued under the applicable Equity Plan or non-plan equity award agreement shall be Class A Common Stock of the Converted Corporation (subject to adjustment pursuant to the terms of the applicable Equity Plan or agreement), (iv) the Converted Corporation shall be entitled to grant awards covering shares of Class A Common Stock of the Converted Corporation under the Equity Plans, subject to the terms and conditions thereto, and (v) any other changes necessary to effect the Nevada Reincorporation shall be deemed made.
RESOLVED FURTHER, that each of the assumed Awards under the Equity Plans will continue to have, and be subject to, the same terms and conditions (including, if applicable, the vesting arrangements and other terms and conditions set forth in the applicable Equity Plan and the applicable Award agreement), except that the outstanding awards under the Equity Plans settle-able in stock will be settled in shares of the Class A Common Stock of the Converted Corporation.
RESOLVED FURTHER, that contingent on the consummation of the Nevada Reincorporation, the Company hereby assigns to the Converted Corporation all rights, duties and obligations pursuant to the Equity Plans and the Benefits Plans and the Converted Corporation hereby assumes all rights, duties and obligations pursuant to the Equity Plans and the Benefits Plans and is the successor to the Company for all purposes under the Equity Plans and the Benefits Plans.
RESOLVED FURTHER, that immediately upon the assumption of each Equity Plan, the Talent and Compensation Committee of the board of directors of the Converted Corporation shall become the Administrator (as defined in such Equity Plans) of each such Equity Plan and shall have any and all authority of the Administrator and any and all authority otherwise previously assigned to the Talent and Compensation Committee of the Board by the Board with respect thereto.
Appendix A-5

RESOLVED FURTHER, that the Board acknowledges and determines that the Nevada Reincorporation does not constitute a “change of control,” “change in control, “ “other combination,” “acquisition” or similar term for purposes of the Equity Plans and Benefits Plans.
RESOLVED FURTHER, that the Board acknowledges and determines that the Nevada Reincorporation constitutes a reorganization of the Company, effected without change to ownership, and therefore no acceleration of vesting, exercisability or deliverability under the Equity Plans or Awards shall occur.
Approval of Supplemental Indentures and Reservation of Shares
RESOLVED, that, in connection with the consummation of the Nevada Reincorporation, the Company be, and hereby is, authorized to enter into (a) a supplemental indenture to the indenture governing the Company’s 0% Convertible Senior Notes due 2026 (the “2026 Notes”) and (b) a supplemental indenture to the indenture governing the Company’s 0% Convertible Senior Notes due 2028 (the “2028 Notes” and, together with the 2026 Notes, the “Notes”) (together, the “Supplemental Indentures”), in each case, to cause any shares of the Class A Common Stock of the Company required to be delivered upon conversion of the applicable series of Notes in accordance with their terms to instead, following the Nevada Reincorporation, be convertible into the Class A Common Stock of the Converted Corporation and to make such other changes or amendments to the indentures governing the Notes as any Authorized Officer shall, in such Authorized Officer’s discretion, deem necessary or appropriate in connection with the Nevada Reincorporation, such approval to be conclusively evidenced by the execution thereof by such Authorized Officer.
RESOLVED FURTHER, that the Company hereby reserves such number of authorized but unissued shares of the Class A Common Stock of the Converted Corporation as may from time to time be issuable upon conversion of the Notes, including with respect to any adjustment to the applicable conversion rate in connection with a “make-whole fundamental change” or a notice of redemption (the “Convertible Note Shares”); and that upon conversion of the Notes in accordance with their terms, the issuance by the Converted Corporation of such number of such Convertible Note Shares as the Converted Corporation may be required to issue in accordance with the terms of such Notes shall be, and the same hereby is, authorized and approved; and when issued in accordance with the terms and conditions of the Notes, such Convertible Note Shares will be duly authorized, validly issued, fully paid and non-assessable.
General
RESOLVED, that any and all acts, transactions, agreements or certificates previously signed on behalf of the Company by the Authorized Officers consistent with the foregoing resolutions and in furtherance thereof be, and they hereby are, approved and ratified in all respects as the true acts and deeds of the Company with the same force and effect as if each such act, transaction, agreement or certificate had been specifically authorized in advance by resolution of the Board and that the Authorized Officer did execute the same.
RESOLVED FURTHER, that the Authorized Officers and all other officers be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company and in its name, to take, or cause to be taken, any and all actions, to execute and deliver any and all agreements, certificates, assignments, instruments or other documents, and to do any and all things that, in the judgment of such officer or officers, may be necessary or advisable to effectuate the foregoing resolutions; such execution and delivery by any such officer or officers of any such agreement, certificate, assignment, instrument or other document or the doing by any of them of any such act (including the authorization of any change in any such agreement, certificate, assignment, instrument or other document) shall conclusively establish both the authority of such person so to do from the Company and the approval of the Board.
Appendix A-6

Appendix B
PLAN OF CONVERSION
OF
DROPBOX, INC.
This Plan of Conversion (this “Plan of Conversion”) is adopted as of    , 2025 to convert Dropbox, Inc., a Delaware corporation (the “Converting Entity”), to a Nevada corporation to be known as “Dropbox, Inc.” (the “Converted Entity”).
1. Converting Entity. The Converting Entity is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).
2. Converted Entity. The Converted Entity shall be a corporation organized under Chapter 78 of the Nevada Revised Statutes (the “NRS”). The name of the Converted Entity shall be Dropbox, Inc.
3. The Conversion. The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to Section 92A.195 of the NRS and Section 266 of the DGCL.
4. Filing of Conversion Documents; Effective Time. As soon as practicable following the satisfaction of the conditions set forth in Section 9, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 12, the Converting Entity shall cause (i) articles of conversion meeting the requirements of Section 92A.205 of the NRS (the “Articles of Conversion”) to be properly executed and filed in accordance with such section and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section, and otherwise make all other filings or recordings as required by the NRS or DGCL in connection with the Conversion. The Conversion shall become effective at the time designated in the Articles of Conversion and Certificate of Conversion as the effective time of the Conversion (the “Effective Time”).
5. Articles of Incorporation and Bylaws. At the Effective Time, the Articles of Incorporation and Bylaws of the Converted Entity, in the forms attached hereto as Exhibit A and Exhibit B, respectively, shall govern the Converted Entity until amended in accordance with their respective terms and applicable law.
6. Directors and Officers. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or Converted Entity, or their respective stockholders, (i) the Board of Directors of the Converted Entity will consist of the same directors as the Converting Entity as of immediately prior to the Effective Time, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; (ii) the chair of the Board of Directors of the Converting Entity and the lead independent director of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the chair of the Board of Directors of the Converted Entity and the lead independent director of the Board of Directors of the Converted Entity, respectively, each to serve at the pleasure of the Board of Directors of the Converted Entity; (iii) each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be constituted as a committee of the Board of Directors of the Converted Entity on the same terms and with the same powers and authority as the applicable committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time, and the members of each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the members of each such committee of the Board of Directors of the Converted Entity, each to serve at the pleasure of the Board of Directors of the Converted Entity; and (iv) the officers of the Converted Entity shall be the same officers as the Converting Entity as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; provided that, for the avoidance of doubt, in all cases, the governing laws of the state of Nevada, and not the state of Delaware, shall apply.
7. Effect on Capital Stock of Converting Entity. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity, the Converted Entity or any other person, (i) each share of Class A Common Stock, par value $0.00001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class A Common Stock, par value $0.00001 per share, of the Converted Entity; and (ii) each share of Class B Common Stock, par value $0.00001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior
Appendix B-1

to the Effective Time shall be automatically converted into one (1) share of Class B Common Stock, par value $0.00001 per share, of the Converted Entity. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A Common Stock or Class B Common Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of Class A Common Stock or Class B Common Stock, as applicable, of the Converted Entity and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (y) all of the issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.
8. Effect on Other Securities of Converting Entity. At the Effective Time, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the Class A Common Stock or Class B Common Stock of the Converting Entity or other equity security of the Converting Entity, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the Class A Common Stock or Class B Common Stock of the Converted Entity or other equity securities of the Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time.
9. Conditions Precedent. Completion of the Conversion is subject to the following conditions:
(a) the resolution of the Board of Directors of the Converting Entity (the “Board of Directors”) approving the conversion of the Converting Entity to the Converted Entity pursuant to and in accordance with applicable law and this Plan of Conversion shall have been adopted and approved by the affirmative vote or consent of a majority of the aggregate voting power of the shares of the Class A Common Stock and Class B Common Stock of the Converting Entity outstanding and entitled to vote thereon, voting together as a single class; and
(b) other than the filing of the Articles of Conversion and the Certificate of Conversion provided for under Section 4, any other regulatory or contractual approvals that the Board of Directors or any duly authorized committee thereof (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.
All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(b) may be waived by the Board of Directors or any duly authorized committee thereof, and any determination by the Board of Directors or any duly authorized committee thereof prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 9 shall be final and conclusive.
10. Effect of Conversion. From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266(h) of the DGCL and shall, for all purposes of the laws of the State of Nevada, have the effects set forth in NRS 92A.250(3).
11. Record of Conversion. A copy of this Plan of Conversion will be kept at the principal place of business of the Converted Entity and, upon the request of any stockholder of the Converting Entity, a copy of this Plan of Conversion shall promptly be delivered to such stockholder.
12. Termination; Abandonment. At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Converting Entity as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors or any duly authorized committee thereof, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.
Appendix B-2

13. Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.
[Remainder of Page Intentionally Left Blank]
Appendix B-3

This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.

Dropbox, Inc.

By:
Name:
Its:

Appendix B-4

Appendix C
Delaware
The First State
I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF “DROPBOX, INC.”, FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF MARCH, A.D. 2018, AT 8:08 O`CLOCK A.M.
A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

4348296 8100	Authentication: 202396296
SR# 20182206915	Date: 03-27-18

You may verify this certificate online at corp.delaware.gov/authver.shtml
Appendix C-1

State of Delaware Secretary of State Division of Corporations Delivered 08:08 AM 03/27/2018 FILED 08:08 AM 03/27/2018 SR 20182206915 - File Number 4348296

RESTATED CERTIFICATE OF INCORPORATION

OF

DROPBOX, INC.
Dropbox, Inc., a Delaware corporation, hereby certifies that:
1. The name of the corporation is Dropbox, Inc. The date of filing its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 8,2007. The corporation was originally incorporated under the name Evenflow, Inc.
2. This Restated Certificate of Incorporation of the corporation attached hereto as Exhibit “1”, which is incorporated herein by this reference, and which restates, integrates and further amends the provisions of the Certificate of Incorporation of this corporation as heretofore amended and/or restated, has been duly adopted by the corporation's Board of Directors and by the stockholders in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, with the approval of the corporation's stockholders having been given by written consent without a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the corporation has caused this Restated Certificate of Incorporation to be signed by its duly authorized officer and the foregoing facts stated herein are true and correct.

Dated: March 27, 2018	DROPBOX, INC.

	By:	/s/ Andrew Houston
	Name:	Andrew Houston
	Title:	Chief Executive Officer

Appendix C-2

EXHIBIT “1”

RESTATED CERTIFICATE OF INCORPORATION

OF

DROPBOX, INC.
ARTICLE I
The name of the corporation is Dropbox, Inc. (the “Corporation”).
ARTICLE II
The address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.
ARTICLE III
The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”).
ARTICLE IV
This Corporation is authorized to issue two classes of stock to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of Common Stock authorized to be issued is 3,675,000,000, 2,400,000,000 shares of which are designated Class A Common Stock, par value $0.00001 per share (the “Class A Common Stock”), 475,000,000 shares of which are designated Class B Common Stock, par value $0.00001 per share (the “Class B Common Stock”) and 800,000,000 shares of which are designated Class C Common Stock, par value $0.00001 per share (the “Class C Common Stock”). The total number of shares of Preferred Stock authorized to be issued is 240,000,000 shares, par value $0.00001 per share.
ARTICLE V
The rights, powers, preferences, privileges, restrictions and other matters relating to the Common Stock are as follows:
1. Definitions. For purposes of this Article V, the following definitions apply;
1.1 “Acquisition” means (A) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Corporation immediately prior to such consolidation, merger or reorganization continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its Parent) immediately after such consolidation, merger or reorganization (provided that, for the purpose of this Section V.1.1, all stock, options, warrants, purchase rights or other securities exercisable for or convertible into Common Stock outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of capital stock are converted or exchanged); or (B) any transaction or series of related transactions to which the Corporation is a party in which shares of the Corporation are transferred such that in excess of fifty percent (50%) of the Corporation's voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Corporation or any successor or indebtedness of the Corporation is cancelled or converted or a combination thereof.
1.2 “Amended and Restated Certificate” means this Restated Certificate of Incorporation of the Corporation, as may be amended.
1.3 “Asset Transfer” means a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation.
Appendix C-3

1.4 “Board” means the Board of Directors of the Corporation.
1.5 “Controlled Company Exemption” means, if and to the extent otherwise applicable to the Corporation, the exemptions from the Listing Standards available to any company that constitutes a “controlled company” within the meaning of the Listing Standards.
1.6 “Disability” or “Disabled” means, with respect to a Founder, the permanent and total disability of such Founder such that such Founder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death within 12 months or which has lasted or can be expected to last for a continuous period of not less than 12 months as determined by a licensed medical practitioner jointly selected by a majority of the Independent Directors and such Founder. If such Founder is incapable of selecting a licensed physician, then such Founder's spouse shall make the selection on behalf of such Founder, or in the absence or incapacity of such Founder's spouse, such Founder's adult children by majority vote shall make the selection on behalf of such Founder, or in the absence of adult children of such Founder or their inability to act by majority vote, a natural person then acting as the successor trustee of a revocable living trust which was created by such Founder and which holds more shares of all classes of capital stock of the Corporation than any other revocable living trust created by such Founder shall make the selection on behalf of such Founder, or in absence of any such successor trustee, the legal guardian or conservator of the estate of such Founder shall make the selection on behalf of such Founder.
1.7 “Final Conversion Date” means:
(a) the date specified by the holders of two-thirds of the then outstanding shares of Class B Common Stock, voting as a separate class;
(b) the first date on which the number of outstanding shares of Class B Common Stock represents less than 5% of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock; or
(c) the date that is nine months after the death or Disability of the last to die or become Disabled of the Founders, provided, that such date may be extended but not for a total period of longer than eighteen (18) months from the last applicable death or Disability to a date approved by a majority of the Independent Directors then in office.
1.8 “Founder” means either Andrew Houston or Arash Ferdowsi.
1.9 “Independent Directors” means the members of the Board designated as independent directors in accordance with the Listing Standards.
1.10 “IPO Date” means the first date that shares of a class of the Corporation's capital stock have been listed for trading on the New York Stock Exchange, NASDAQ Global Select Market or NASDAQ Global Market or any successor markets or exchanges (each, a “Securities Exchange”).
1.11 “Liquidation Event” means any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or any Acquisition or Asset Transfer.
1.12 “Listing Standards” means (i) the requirements of any national stock exchange under which the Corporation's equity securities are listed for trading that are generally applicable to companies with common equity securities listed thereon or (ii) if the Corporation's equity securities are not listed for trading on a national stock exchange, the requirements of the New York Stock Exchange generally applicable to companies with equity securities listed thereon.
1.13 “Parent” of an entity means any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity.
1.14 “Permitted Entity” means, with respect to any Qualified Stockholder, any trust, account, plan, corporation, partnership, or limited liability company specified in Section V.1.15(b) with respect to such Qualified Stockholder, so long as such Permitted Entity meets the requirements of the exception set forth in Section V.1.15 applicable to such Permitted Entity.
Appendix C-4

1.15 “Permitted Transfer” means
(a) with respect to any Founder, a Transfer from such Founder, from such Founder's Permitted Entities or from such Founder's Permitted Transferees, to such Founder's estate as a result of such Founder's death, to either Founder, to either Founder's Permitted Entities or to either Founder's Permitted Transferees; and
(b) any Transfer of a share of Class B Common Stock by a Qualified Stockholder to any of the Permitted Entities listed below and from any of the Permitted Entities listed below to such Qualified Stockholder or to such Qualified Stockholder's other Permitted Entities:
(i) a trust for the benefit of such Qualified Stockholder or persons other than the Qualified Stockholder so long as a Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided that in the event a Qualified Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each such share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(ii) a trust under the terms of which a Qualified Stockholder has retained a “qualified interest” within the meaning of §2702(b)(l) of the Internal Revenue Code or a reversionary interest so long as a Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event a Qualified Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each such share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(iii) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Qualified Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Qualified Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each such share of Class B Common Stock convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(iv) a corporation in which such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Qualified Stockholder no longer owns sufficient shares or no longer has sufficient legally enforceable rights to ensure the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each such share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(v) a partnership in which such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Qualified Stockholder no longer owns sufficient partnership interests or no longer has sufficient legally enforceable rights to ensure the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each such share Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or
Appendix C-5

(vi) a limited liability company in which such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Qualified Stockholder no longer owns sufficient membership interests or no longer has sufficient legally enforceable rights to ensure the Qualified Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each such share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.
For the avoidance of doubt, to the extent any shares are deemed to be held by a trustee of a trust described in (i) or (ii) above, the Transfer shall be a Permitted Transfer and the trustee shall be deemed a Permitted Entity so long as the other requirements of (i) or (ii) above are otherwise satisfied.
1.16 “Permitted Transferee” means a transferee of shares of Class B Common Stock, or rights or interests therein, received in a Transfer that constitutes a Permitted Transfer.
1.17 “Qualified Stockholder” means (a) any registered holder of a share of Class B Common Stock immediately after the IPO Date; (b) the initial registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the IPO Date pursuant to the exercise or conversion of options or warrants or settlement of restricted stock units (“RSUs”) that, in each case, are outstanding as the IPO Date; (c) a Permitted Transferee; and (d) the initial registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the IPO Date in compliance with this Amended and Restated Certificate.
1.18 “Transfer” of a share of Class B Common Stock means, directly or indirectly, any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law (including by merger, consolidation or otherwise), including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control (as defined below) over such share by proxy or otherwise. A “Transfer” will also be deemed to have occurred with respect to all shares of Class B Common Stock beneficially held by an entity that is a Qualified Stockholder, if after the IPO Date there is a Transfer of the voting power of the voting securities of such entity or any direct or indirect Parent of such entity, such that the previous holders of such voting power no longer retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity. Notwithstanding the foregoing, the following will not be considered a “Transfer”:
(a) granting a revocable proxy to officers or directors of the Corporation at the request of the Board in connection with actions to be taken at an annual or special meeting of stockholders or in connection with any action by written consent of the stockholders solicited by the Board;
(b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock, which voting trust, agreement or arrangement (i) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (ii) either has a term not exceeding one year or is terminable by the holder of the shares subject thereto at any time and (iii) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;
(c) pledging shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee will constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer” at such time;
Appendix C-6

(d) granting a proxy by a Founder, such Founder's Permitted Entities or such Founder's Permitted Transferees to the other Founder to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by such Founder, such Founder's Permitted Entities or such Founder's Permitted Transferees, and the exercise of such proxy by such other Founder;
(e) granting a proxy by a Founder, such Founder's Permitted Entities or such Founder's Permitted Transferees to a person designated by such Founder and approved by a majority of the Independent Directors then in office, to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by such Founder, such Founder's Permitted Entities or such Founder's Permitted Transferees, or over which such Founder has Voting Control pursuant to proxy or voting agreements then in place, effective either (i) on the death of such Founder or (ii) during any Disability of such Founder, including the exercise of such proxy by such person;
(f) granting a proxy to, or entering into a voting arrangement with, one or more Founders to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record by any holder of Class B Common Stock in a form approved by a majority of the Independent Directors then in office;
(g) entering into a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;
(h) the fact that the spouse of any Qualified Stockholder possesses or obtains an interest in such holder's shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer”; and
(i) entering into a support, voting, tender or similar agreement, arrangement or understanding (with or without granting a proxy) in connection with a Liquidation Event, provided that such Liquidation Event was approved by a majority of the Independent Directors then in office.
1.19 “Voting Control ” means, with respect to a share of capital stock or other security, the power (whether exclusive or shared) to vote or direct the voting of such security, including by proxy, voting agreement or otherwise.
1.20 “Voting Threshold Date” means the first date on which the outstanding shares of Class B Common Stock represent less than a majority of the total voting power of the then outstanding shares of the Corporation entitled to vote generally in the election of directors.
1.21 “Whole Board” means the total number of authorized directors whether or not there exist any vacancies or unfilled seats in previously authorized directorships.
2. Identical Rights. Except as otherwise provided in this Amended and Restated Certificate or required by applicable law, shares of Common Stock shall have the same rights and powers, rank equally (including as to dividends and distributions, and any liquidation, dissolution or winding up of the corporation but excluding voting and other matters as described in Section V.3 below), share ratably and be identical in all respects as to all matters, including:
2.1 Subject to the prior rights of holders of all classes and series of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board. Any dividends paid to the holders of shares of Common Stock shall be paid pro rata, on an equal priority, pari passu basis, unless different treatment of the shares of any such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of such applicable class of Common Stock treated adversely, voting separately as a class.
2.2 The Corporation shall not declare or pay any dividend or make any other distribution to the holders of Common Stock payable in securities of the Corporation unless the same dividend or distribution with the same record date and payment date shall be declared and paid on all shares of Common Stock; provided, however, that (i) dividends or other distributions payable in shares of Class A Common Stock or rights to acquire shares of Class A Common Stock may be declared and paid to the holders of Class A Common Stock without
Appendix C-7

the same dividend or distribution being declared and paid to the holders of the Class B Common Stock or Class C Common Stock if, and only if, a dividend payable in shares of Class B Common Stock and Class C Common Stock, as applicable, or rights to acquire shares of Class B Common Stock or Class C Common Stock, as applicable, are declared and paid to the holders of Class B Common Stock and Class C Common Stock at the same rate and with the same record date and payment date; (ii) dividends or other distributions payable in shares of Class B Common Stock or rights to acquire shares Class B Common Stock may be declared and paid to the holders of Class B Common Stock without the same dividend or distribution being declared and paid to the holders of the Class A Common Stock or Class C Common Stock if, and only if, a dividend payable in shares of Class A Common Stock and Class C Common Stock, as applicable, or rights to acquire shares of Class A Common Stock or Class C Common Stock, as applicable, are declared and paid to the holders of Class A Common Stock and Class C Common Stock at the same rate and with the same record date and payment date and (iii) dividends or other distributions payable in shares of Class C Common Stock or rights to acquire shares Class C Common Stock may be declared and paid to the holders of Class C Common Stock without the same dividend or distribution being declared and paid to the holders of Class A Common Stock or Class B Common Stock if, and only if, a dividend payable in shares of Class A Common Stock and Class B Common Stock, as applicable, or rights to acquire shares of Class A Common Stock or Class B Common Stock, as applicable, are declared and paid to the holders of Class A Common Stock and Class B Common Stock at the same rate and with the same record date and payment date; and provided, further, that nothing in the foregoing shall prevent the Corporation from declaring and paying dividends or other distributions payable in shares of one class of Common Stock or rights to acquire one class of Common Stock to holders of all classes of Common Stock.
2.3 If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock, Class B Common Stock or Class C Common Stock, then the outstanding shares of all Common Stock will be subdivided or combined in the same proportion and manner.
3. Voting Rights.
3.1 Common Stock.
(a) Class A Common Stock. Each holder of shares of Class A Common Stock will be entitled to one vote for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters.
(b) Class B Common Stock. Each holder of shares of Class B Common Stock will be entitled to ten votes for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters.
(c) Class C Common Stock. Except as required by law, the Class C Common Stock will have no voting rights and no holder thereof shall be entitled to vote on any matter.
3.2 General. Except as otherwise expressly provided herein or as required by law, the holders of Class A Common Stock, Class B Common Stock and Class C Common Stock will vote together and not as separate series or classes.
3.3 Authorized Shares. The number of authorized shares of Common Stock or any class or series thereof may be increased or decreased (but not below (i) the number of shares of Common Stock or, in the case of a class or series of Common Stock, such class or series, then outstanding plus (ii) with respect to Class A Common Stock, the number of shares reserved for issuance pursuant to Section V.9) by the affirmative vote of the holders of a majority of the voting power of the Class A Common Stock and Class B Common Stock, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law; provided, that the number of authorized shares of Class B Common Stock shall not be increased without the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class.
3.4 Election of Directors. Subject to any rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, (i) prior to the Final Conversion Date, the holders of Class A Common Stock and Class B Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Corporation, (ii) from and after the Final Conversion Date, until the Class C Conversion Date,
Appendix C-8

if any, the holders of the Class A Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Company and (iii) from and after the Class C Conversion Date, if any, the holders of Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Company.
4. Liquidation Rights. In the event of a Liquidation Event, subject to the rights of any Preferred Stock that may then be outstanding, the assets of the Corporation legally available for distribution to stockholders shall be distributed on an equal priority, pro rata basis to the holders of Common Stock, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock and Class C Common Stock, each voting separately as a class; provided, however, that for the avoidance of doubt, consideration to be paid or received by a holder of Common Stock in connection with any Liquidation Event pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be “distribution to stockholders” for the purpose of this Section V.4; provided, farther, however, that shares of such classes may receive, or have the right to elect to receive, different or disproportionate consideration in connection with such consolidation, merger or other transaction if the only difference in the per share consideration to the holders of the Class A Common Stock, Class B Common Stock and Class C Common Stock is that any securities distributed to the holder of a share of Class B Common Stock have ten (10) times the voting power of any securities distributed to the holder of a share of Class A Common Stock and that any securities distributed to the holder of a share of Class C Common Stock have no voting rights or power.
5. Conversion of the Class B Common Stock. The Class B Common Stock will be convertible into Class A Common Stock as follows:
5.1 Each share of Class B Common Stock will automatically convert into one fully paid and nonassessable share of Class A Common Stock on the Final Conversion Date.
5.2 With respect to any holder of Class B Common Stock, each share of Class B Common Stock held by such holder will automatically be converted into one fully paid and nonassessable share of Class A Common Stock, as follows:
(a) on the affirmative written election of such holder or, if later, at the time or the happening of a future event specified in such written election (which election may be revoked by such holder prior to the date on which the automatic conversion would otherwise occur unless otherwise specified by such holder);
(b) on the occurrence of a Transfer of such share of Class B Common Stock, other than a Permitted Transfer; or
(c) with respect to Class B Common Stock held by a holder who is a natural person, or a Permitted Transferee or Permitted Entity of such natural person, upon the death of such natural person, provided, that solely with respect to each share of Class B Common Stock held of record by a Founder, such Founder's Permitted Entities or by such Founder's Permitted Transferees, upon the death or Disability of such Founder; provided, however. that, with respect to the shares of Class B Common Stock held of record by a Founder, such Founder's Permitted Entities or such Founder's Permitted Transferees, each share of Class B Common Stock held of record by such Founder, such Founder's Permitted Entities or such Founder's Permitted Transferees shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is nine (9) months after the date of death or Disability of such Founder or such later date not to exceed a total period of eighteen (18) months after the date of death or Disability of such Founder as may be approved by a majority of the Independent Directors then in office, during which period Voting Control over such Founder's shares (including shares held of record by such Founder's Permitted Entities and Permitted Transferees) shall be exercised in accordance with any proxy or voting agreement entered into in accordance with Section V.1.18 of this Amended and Restated Certificate or, if no such proxy or voting agreement is in place at the time of such death or Disability, a person (including a person serving as trustee) previously designated by the Founder and approved by the Board may exercise Voting Control over the Founder's shares (including shares held of record by such Founder's Permitted Entities and Permitted Transferees) of Class B Common Stock; provided, further, that, if both Founders die and/or suffer a Disability simultaneously or the second Founder dies or suffers a Disability following the death or Disability of the other Founder, but prior to the conversion pursuant to this Section V.5.2(c) of the shares of Class B Common Stock held of record by such first Founder to die or become Disabled, his Permitted Entities or his Permitted Transferees, a person (including a person
Appendix C-9

serving as trustee) previously designated by the Founders and approved by the Board may exercise Voting Control over the Founders' shares of Class B Common Stock (including shares held of record by such Founder's Permitted Entities and Permitted Transferees) and, in such instance, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock (and the Final Conversion Date shall occur) upon that date which is nine (9) months after the date upon which both Founders died and/or suffered a Disability, or such later date not to exceed a total period of eighteen (18) months after the last applicable death or Disability as may be approved by a majority of the Independent Directors then in office.
6. Conversion of the Class C Common Stock. Following the conversion or other exchange of all outstanding shares of Class B Common Stock into or for shares of Class A Common Stock, on the date or time (including a time determined by the happening of a future event) specified by the holders of a majority of the outstanding shares of Class A Common Stock, voting as a separate class (the “Class C Conversion Date”), each outstanding share of Class C Capital Stock shall automatically, without further action by the Corporation or the holders thereof, convert into one (1)fully paid and nonassessable share of Class A Common Stock.
7. Procedures. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock, the conversion of Class C Common Stock into Class A Common Stock and the general administration of this dual class stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Corporation as to whether or not a Transfer has occurred and results in a conversion to Class A Common Stock shall be conclusive and binding.
8. Immediate Effect. In the event of and upon a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to Section V.5 or Class C Common Stock to Class A Common Stock pursuant to Section V.6, as applicable, such conversion(s) shall be deemed to have been made at the time that the Transfer of shares, death or Disability, as applicable, occurred (in the case of a conversion of Class B Common Stock to Class A Common Stock) or immediately upon the Final Conversion Date (in the case of the conversion of Class B Common Stock into Class A Common Stock) or immediately upon the Class C Conversion Date (in the case of the conversion of Class C Common Stock into Class A Common Stock), if any, subject in all cases to any transition periods specifically provided for in this Amended and Restated Certificate. Upon any conversion of Class B Common Stock or Class C Common Stock to Class A Common Stock in accordance with this Amended and Restated Certificate, all rights of the holder of shares of Class B Common Stock or Class C Common Stock shall cease and the person or persons in whose names or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.
9. Reservation of Stock Issuable Upon Conversion. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Common Stock and the Class C Common Stock, as applicable, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock and Class C Common Stock, as applicable; and if at any time the number of authorized but unissued shares of Class A Common Stock will not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock and Class C Common Stock, as applicable, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as will be sufficient for such purpose.
10. No Reissuance of Class B Common Stock. No share or shares of Class B Common Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares that the Corporation shall be authorized to issue.
11. Preemptive Rights. No stockholder of the Corporation shall have a right to purchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such a right may from time to time be set forth in a written agreement between the Corporation and a stockholder.
Appendix C-10

12. Class B Protective Provisions. Prior to the Final Conversion Date, the Corporation shall not, without the prior affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class, in addition to any other vote required by applicable law or this Amended and Restated Certificate:
12.1 directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise, amend or repeal, or adopt any provision of this Amended and Restated Certificate inconsistent with, or otherwise alter, any provision of this Amended and Restated Certificate that modifies the voting, conversion or other rights, powers, preferences, privileges or restrictions of the Class B Common Stock;
12.2 reclassify any outstanding shares of Class A Common Stock or Class C Common Stock into shares having rights as to dividends or liquidation that are senior to the Class B Common Stock or, in the case of Class A Common Stock, the right to have more than one (1) vote for each share thereof and, in the case of Class C Common Stock, the right to have any vote for any share thereof, except as required by law;
12.3 issue any shares of Class B Common Stock (other than shares of Class B Common Stock originally issued by the Corporation after the IPO Date pursuant to the exercise or conversion of options or warrants or settlement of RSUs that, in each case, are outstanding as of the IPO Date);
12.4 authorize, or issue any shares of, any class or series of capital stock of the Corporation having the right to more than (1) vote for each share thereof; or
12.5 consummate a Liquidation Event.
ARTICLE VI
1. Rights of Preferred Stock. The Board is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.
2. Vote to Increase or Decrease Authorized Shares. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law.
ARTICLE VII
1. Board Size. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors that constitutes the entire Board shall be fixed by, or in the manner provided in, the Bylaws of the Corporation. At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier resignation or removal; except that if any such election shall not be so held, such election shall take place at a stockholders' meeting called and held in accordance with the Delaware General Corporation Law.
2. Board Structure. From and after the Voting Threshold Date, the directors, other than any who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided into three (3) classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The Board may assign members of the Board already in office to such classes at the time such classification becomes effective. The term of office of the initial Class I directors shall expire at the first regularly-scheduled annual meeting of the stockholders following the date on which the classified Board becomes effective (the “Classified Board Effective Date”), the term of office of the initial Class II directors shall expire at the second annual meeting of the stockholders following the Classified Board Effective Date, and the term of office of the initial Class III directors shall expire at the third annual meeting of the stockholders following the Classified Board Effective Date. At each annual meeting of stockholders, commencing with the first regularly scheduled annual meeting of stockholders following the Classified Board Effective Date, each of the successors elected to replace the directors of a Class whose term shall have expired at such annual meeting shall be elected to hold office for a three year term and until the third annual meeting next succeeding
Appendix C-11

his or her election and until his or her respective successor shall have been duly elected and qualified. Prior to the Classified Board Effective Date, all directors shall be elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders (except, for the avoidance of doubt, as provided in this Section VII.2 in the event a Classified Board Effective Date occurs) and until his or her successor shall have been duly elected and qualified. Notwithstanding the foregoing provisions of this Article VII, whether before or after the Classified Board Effective Date, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. From and after the Classified Board Effective Date, if the number of directors is thereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable. No decrease in the number of directors constituting the Board, whether before or after the Classified Board Effective Date, shall shorten the term of any incumbent director.
3. Removal: Vacancies. Any director may be removed from office by the stockholders of the Corporation as provided in Section 141(k) of the Delaware General Corporation Law. Vacancies occurring on the Board for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining director, at any meeting of the Board, and not by stockholders. A person elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be duly elected and qualified.
ARTICLE VIII
The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
1. Board Power. The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred by statute or by this Amended and Restated Certificate or the Bylaws of the Corporation, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
2. Written Ballot. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.
3. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the General Corporation Law, the Board is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.
4. Special Meetings. Special meetings of the stockholders may be called only by (i) the Board pursuant to a resolution adopted by a majority of the Whole Board; (ii) the chairman of the Board; (iii) the chief executive officer of the Corporation; (iv) the president of the Corporation (in the absence of a chief executive officer); or (v) prior to the Final Conversion Date, the holders of at least thirty percent (30%) of the voting power of the Class A Common Stock and Class B Common Stock, voting together as a single class and acting in compliance with the Bylaws of the Corporation.
5. Availability of Stockholder Action bv Written Consent. Subject to the rights of the holders of any series of Preferred Stock, from and after the Voting Threshold Date, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Subject to the rights of the holders of any series of Preferred Stock, before the Voting Threshold Date, any action required or permitted to be taken by the stockholders of the Corporation may be taken without a meeting only if the action is first recommended or approved by the Board.
6. No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.
7. No Reliance on the Controlled Company Exemption. At any time during which shares of capital stock of the Corporation are listed for trading on a Securities Exchange, the Corporation shall not rely upon the Controlled Company Exemption.
Appendix C-12

ARTICLE IX
To the fullest extent permitted by law, no director of the Corporation shall be personally liable for monetary damages for breach of fiduciary duty as a director. Without limiting the effect of the preceding sentence, if the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.
ARTICLE X
Neither any amendment nor repeal of this Article X, nor the adoption of any provision of this Amended and Restated Certificate inconsistent with this Article X, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.
ARTICLE XI
If any provision of this Amended and Restated Certificate becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amended and Restated Certificate, and the court will replace such illegal, void or unenforceable provision of this Amended and Restated Certificate with a valid and enforceable provision that most accurately reflects the Corporation's intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amended and Restated Certificate shall be enforceable in accordance with its terms.
Except as provided in Article X above, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Amended and Restated Certificate or any provision of law that might otherwise permit a lesser vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Amended and Restated Certificate, (i) prior to the Final Conversion Date, (a) the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate or adopt any new provision of this Amended and Restated Certificate and (b) the affirmative vote of a majority of the outstanding shares of Class A Common Stock and the affirmative vote of a majority of the outstanding shares of Class B Common Stock, each voting separately as a class, shall be required to amend or repeal, or adopt any provision of this Amended and Restated Certificate inconsistent with, Article V or this clause (i)(b) of Article XI of this Amended and Restated Certificate (except in either case by virtue of a filing of a Preferred Stock Designation, but subject to any vote required by law or by other provisions of this Amended and Restated Certificate with respect to such Preferred Stock Designation), and (ii) from and after the Final Conversion Date, the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision of this Amended and Restated Certificate inconsistent with, Article VII, Article VIII or this Article XI.
Appendix C-13

Appendix D
AMENDED AND RESTATED BYLAWS OF

Dropbox, Inc.

(as amended on December 13, 2023)

Appendix D-i

Appendix D-ii

BYLAWS OF DROPBOX, INC.
ARTICLE I - CORPORATE OFFICES
1.1 REGISTERED OFFICE
The registered office of Dropbox, Inc. (the “corporation”) shall be fixed in the corporation’s certificate of incorporation, as the same may be amended from time to time (the “certificate of incorporation”).
1.2 OTHER OFFICES
The corporation may at any time establish other offices at any place or places.
ARTICLE II - MEETINGS OF STOCKHOLDERS
2.1 PLACE OF MEETINGS
Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the corporation’s board of directors (the “board of directors”). The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”).
2.2 ANNUAL MEETING
The annual meeting of stockholders shall be held each year. The board of directors shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these bylaws, may be transacted. The board of directors, acting pursuant to a resolution adopted by a majority of the Whole Board, may cancel, postpone or reschedule any previously scheduled annual meeting of stockholders at any time, before or after the notice for such meeting has been sent to the stockholders. For purposes of these bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies or unfilled seats in previously authorized directorships.
2.3 SPECIAL MEETING
(i) A special meeting of the stockholders, other than as required by statute, may be called at any time by (a) the board of directors, acting pursuant to a resolution adopted by a majority of the Whole Board, (b) the chairperson of the board of directors, (c) the chief executive officer or the president (in the absence of a chief executive officer) or (d) prior to the Final Conversion Date (as such term is defined in the certificate of incorporation), by written request of the holders of at least 30% of the voting power of the corporation’s Class A Common Stock and Class B Common Stock, voting together as a single class, provided that such written request is in compliance with the requirements of Section 2.3(ii) of these bylaws, but a special meeting may not be called by any other person or persons. The board of directors, acting pursuant to a resolution adopted by a majority of the Whole Board, may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.
(ii) If any person(s) other than the board of directors calls a special meeting, the request shall:
(a) be in writing;
(b) specify the general nature of the business proposed to be transacted, subject to any additional applicable requirements as are set forth in Section 2.4(iii) and in Section 2.4(i)(b) (for the proposal of business other than nominations); and
(c) be delivered personally or sent by registered mail to the secretary of the corporation.
Upon receipt of such a request, the board of directors shall determine the date, time and place (if any) of such special meeting, which must be scheduled to be held on a date that is not less than thirty (30) and not more than ninety (90) days after receipt by the secretary of the request therefor, and the secretary of the corporation shall prepare a proper notice thereof. No business may be transacted at such special meeting other than the business specified in the notice to stockholders of such meeting. A request to call a special meeting by any person other than the board of directors will not be valid unless made in accordance with the requirements and procedures set forth in this Section 2.3(ii).
Appendix D-1

(iii) The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the board of directors, acting pursuant to a resolution adopted by a majority of the Whole Board, chairperson of the board of directors, chief executive officer or president (in the absence of a chief executive officer) or in the notice specified in Section 2.3(ii) above. Nothing contained in this Section 2.3(ii) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.
2.4 ADVANCE NOTICE PROCEDURES
(i) Advance Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the corporation’s notice of annual meeting (or any supplement thereto), (B) by or at the direction of the board of directors, or (C) by a stockholder of the corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(i), on the record date for the determination of stockholders entitled to notice of the annual meeting and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. For the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to bring business (other than business included in the corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, and the rules and regulations thereunder, as amended and inclusive of such rules and regulations and any successor thereto (the “1934 Act”)) before an annual meeting of stockholders.
(a) To comply with clause (C) of Section 2.4(i) above, a stockholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the secretary of the corporation. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment, rescheduling or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section  2.4(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.
(b) To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting, the text of the proposed business (including the text of any resolutions proposed for consideration) and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share
Appendix D-2

price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date for the determination of stockholders entitled to notice of the meeting to disclose the information contained in clauses (3) and (4) above as of such record date. For purposes of this Section  2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).
(c) Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section  2.4. In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section  2.4, and, if the chairperson should so determine, the chairperson shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.
(ii) Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election to the board of directors of the corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the board of directors or (B) by a stockholder of the corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section  2.4(ii), on the record date for the determination of stockholders entitled to notice of the annual meeting and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.
(a) To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary of the corporation at the principal executive offices of the corporation at the time set forth in, and in accordance with, the final three sentences of Section  2.4(i)(a) above; provided, however, that in the event that the number of directors to be elected to the board of directors is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased board made by the corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination pursuant to the foregoing provisions, a stockholder’s notice required by this Section 2.4(ii) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the secretary at the principal executive offices of the corporation not later than the close of business on the tenth day following the day on which such Public Announcement is first made by the corporation.
(b) To be in proper written form, such stockholder’s notice to the secretary must set forth:
(1) as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the
Appendix D-3

corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between or among the stockholder, any nominee or any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, including a description of any compensatory, payment or other financial agreement, arrangement or understanding involving the nominee and of any compensation or other payment received by or on behalf of the nominee, in each case in connection with candidacy or service as a director of the corporation (such agreement, arrangement or understanding, a “Third-Party Compensation Arrangement”), (F) a written statement executed by the nominee consenting to (x) being named as a nominee of such stockholder, (y) serving as a director of the corporation if elected and (z) being named in the corporation’s form of proxy pursuant to Rule 14a-19 under the 1934 Act (“Rule 14a-19”) , and (H) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Section 14 of the 1934 Act; and
(2) as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section  2.4(i)(b) above, and the update and supplement referenced in the second sentence of Section  2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a representation and undertaking as to whether such stockholder or Stockholder Associated Person or others acting in concert with them intends, or are part of a group that intends, to (x) deliver a proxy statement or form of proxy to or otherwise solicit proxies from holders of at least the percentage of the voting power of the corporation’s then-outstanding stock required to elect such nominee(s) (which representation and undertaking must include a statement as to whether such stockholder or any Stockholder Associated Person intends to solicit the requisite percentage of the voting power of the corporation’s stock under Rule 14a-19), or (y) otherwise solicit proxies from stockholders in support of such nomination (such information provided and statements made as required by Section 2.4(ii)(b)(1) and this Section 2.4(ii)(b)(2), a “Nominee Solicitation Statement”).
(c) At the request of the board of directors, any person nominated by a stockholder for election as a director must furnish to the secretary of the corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given, (2) a written representation and undertaking that, unless previously disclosed to the corporation, such nominee is not, and will not become, a party to any Third-Party Compensation Arrangement and (3) such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; In the absence of the timely furnishing of any such information, if requested, such stockholder’s nomination shall not be considered in proper form and shall be ineligible for consideration at the annual meeting pursuant to this Section 2.4(ii).
(d) Without exception, no person shall be eligible for election or re-election as a director of the corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section  2.4. In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or in any other notice to the corporation or if the Nominee Solicitation Statement applicable to such nominee or any other information provided to the corporation by or on behalf of such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson
Appendix D-4

of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, the chairperson shall so declare at the annual meeting, and the defective nomination shall be disregarded.
(e) No later than five business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof, a stockholder nominating individuals for election as a director will provide the corporation with reasonable evidence that such stockholder has met the requirements of Rule 14a-19. The failure to timely provide such update, supplement, evidence or additional information shall result in such nominee(s) no longer being eligible for consideration at the annual meeting. If the stockholder fails to comply with the requirements of Rule 14a-19 (including because the stockholder fails to provide the corporation with all information or notices required by Rule 14a-19), then the director nominee(s) proposed by such stockholder shall be ineligible for election at the annual meeting, and any votes or proxies in respect of such nomination shall be disregarded, notwithstanding that such proxies may have been received by the corporation and counted for the purposes of determining quorum.
(iii) Advance Notice of Director Nominations for Special Meetings.
(a) For a special meeting of stockholders at which directors are to be elected pursuant to Section 2.3, nominations of persons for election to the board of directors shall be made only (1) by or at the direction of the board of directors or (2) by any stockholder of the corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section  2.4(iii), on the record date for the determination of stockholders entitled to notice of the special meeting and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the corporation that includes the information set forth in Sections 2.4(ii)(b) and (ii)(c) above(with references therein to “annual meeting” deemed to mean “special meeting” for the purposes of this Section 2.4(iii)). To be timely, such notice must be received by the secretary at the principal executive offices of the corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall any adjournment, rescheduling or postponement of a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the board of directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(iii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or in any other notice to the corporation or if the Nominee Solicitation Statement applicable to such nominee or any other information provided to the corporation by or on behalf of such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. Any person nominated in accordance with this Section 2.4(iii) is subject to, and must comply with, the provisions of Section 2.4(ii)(c).
(b) The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, the chairperson shall so declare at the meeting, and the defective nomination or business shall be disregarded.
(iv) Other Requirements and Procedures.
(a) In addition to the foregoing provisions of this Section  2.4, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section  2.4. Nothing in this Section 2.4 shall be deemed to affect any rights of: (1) a stockholder to request the inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act or (2) the corporation to omit a proposal from the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.
Appendix D-5

2.5 NOTICE OF STOCKHOLDERS’ MEETINGS
Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given in accordance with Section 232 of the DGCL which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.
2.6 QUORUM
The holders of a majority of the voting power of the capital stock of the corporation issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange on which the corporation’s securities are listed. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange on which the corporation’s securities are listed.
If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.
2.7 ADJOURNED MEETING; NOTICE
Unless these bylaws otherwise require, when a meeting is adjourned to another time or place (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with Section 222(a) of the DGCL. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section  2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
2.8 CONDUCT OF BUSINESS
The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business and discussion as seem to the chairperson in order. The chairperson of any meeting of stockholders shall have the power to adjourn the meeting to another place, if any, date or time, whether or not a quorum is present. The chairperson of any meeting of stockholders shall be designated by the board of directors; in the absence of such designation, the chairperson of the board, if any, or the chief executive officer (in the absence of the chairperson of the board), or the president (in the absence of the chairperson of the board and the chief executive officer), or in their absence any other executive officer of the corporation, shall serve as chairperson of the stockholder meeting.
Appendix D-6

2.9 VOTING
The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section  2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.
Except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the certificate of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange.
2.10 STOCKHOLDER ACTION BY CONSENT WITHOUT A MEETING
Unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation in the manner provided by Section 228(d) of the DGCL. Prompt notice of the taking of the corporate action without a meeting by less than unanimous consent shall be provided to stockholders to the extent required by law. No consent shall be effective to take the corporate action referred to therein unless consents signed by a sufficient number of stockholders to take such action are delivered to the corporation in the manner prescribed in this Section 2.10 and applicable law within sixty (60) days of the first date on which a consent is so delivered to the corporation.
2.11 RECORD DATES
In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.
If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.
A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section  2.11 at the adjourned meeting.
In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.
Appendix D-7

2.12 PROXIES
Each stockholder entitled to vote at a meeting of stockholders, or such stockholder’s authorized director, officer, employee or agent, may authorize another person or persons to act for such stockholder by proxy authorized by a document or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The authorization of a person to act as a proxy may be documented, signed and delivered in accordance with Section 116 of the DGCL; provided that such authorization shall set forth, or be delivered with information enabling the corporation to determine, the identity of the stockholder granting such authorization. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.
2.13 LIST OF STOCKHOLDERS ENTITLED TO VOTE
The corporation shall prepare, no later than the tenth day before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of 10 days ending on the day before the meeting date: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal place of business. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation.
2.14 INSPECTORS OF ELECTION
Before any meeting of stockholders, the corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The corporation may designate one (1) or more persons as alternate inspectors to replace any inspector who fails to act. Such inspectors shall take all actions as contemplated under Section 231 of the DGCL or any successor provision thereto.
The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are multiple inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.
ARTICLE III - DIRECTORS
3.1 POWERS
The business and affairs of the corporation shall be managed by or under the direction of the board of directors, except as may be otherwise provided in the DGCL or the certificate of incorporation.
3.2 NUMBER OF DIRECTORS
The board of directors shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution adopted by a majority of the Whole Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.
3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS
Except as provided in Section  3.4 of these bylaws, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.
Appendix D-8

If so provided in the certificate of incorporation, the directors of the corporation shall be divided into three classes. Until such time, the directors of the corporation shall be elected at each annual meeting of stockholders to hold office until the next annual meeting and until their successors have been duly elected and qualified or until their earlier resignation or removal.
3.4 RESIGNATION AND VACANCIES
Any director may resign at any time upon notice given in writing or by electronic transmission to the chairperson of the board of directors (or, if none, to the chief executive officer of the corporation) or to the secretary of the corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified in the notice of resignation, acceptance of such resignation shall not be necessary to make it effective. A resignation which is conditioned upon the director failing to receive a specified vote for re-election as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.
Unless otherwise provided in the certificate of incorporation or these bylaws or permitted in the specific case by resolution of the board of directors, and subject to the rights of holders of Preferred Stock, vacancies occurring on the board of directors for any reason and newly created directorships resulting from any increase in the authorized number of directors may be filled only by a vote of a majority of the remaining members of the board of directors, although less than a quorum, or by a sole remaining director, at any meeting of the board of directors, and not by stockholders. If the directors are divided into classes as provided by the certificate of incorporation, a person so chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until such director’s successor shall have been duly elected and qualified.
3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE
The board of directors may hold meetings, both regular and special, either within or outside the State of Delaware.
Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors may participate in a meeting of the board of directors by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
3.6 REGULAR MEETINGS
Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.
3.7 SPECIAL MEETINGS; NOTICE
Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairperson of the board of directors, the chief executive officer, the president, the secretary or a majority of the Whole Board.
Notice of the time and place of special meetings of the board of directors shall be:
(i) delivered personally by hand or by courier;
(ii) sent by United States first-class mail, postage prepaid;
(iii) sent by facsimile;
(iv) sent by electronic mail; or
(v) otherwise given by electronic transmission (as defined in Section 232 of the DGCL), directed to each director at that director’s address, facsimile number, electronic mail address or other contact for notice by electronic transmission, as the case may be, as shown on the corporation’s records.
Appendix D-9

If the notice is (i) delivered personally by hand or by courier, (ii) sent by facsimile, (iii) sent by electronic mail or (iv) otherwise given by electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice of the time and place of the meeting may be communicated to the director in lieu of written notice if such oral notice is given in person or by telephone at least 24 hours before the time of the holding of the special meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the corporation’s principal executive office) nor the purpose of the meeting, unless required by statute.
3.8 QUORUM; VOTING
At all meetings of the board of directors, a majority of the Whole Board shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.
3.9 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING
Unless otherwise restricted by the certificate of incorporation or these bylaws, (i) any action required or permitted to be taken at any meeting of the board of directors may be taken without a meeting if all members of the board of directors consent thereto in writing or by electronic transmission and (ii) a consent may be documented, signed and delivered in any manner permitted by Section 116 of the DGCL. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section  3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the board of directors in the same paper or electronic form as the minutes are maintained.
3.10 FEES AND COMPENSATION OF DIRECTORS
Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.
3.11 REMOVAL OF DIRECTORS
Any director may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares then entitled to vote for the election of directors; provided, however, for so long as the directors of the corporation are divided into classes, any director may be removed from office by the stockholders of the corporation only for cause.
No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.
ARTICLE IV - COMMITTEES
4.1 COMMITTEES OF DIRECTORS
The board of directors may, by resolution adopted by the affirmative vote of a majority of the Whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in these bylaws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and
Appendix D-10

may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the corporation.
4.2 COMMITTEE MINUTES
Each committee shall keep regular minutes of its meetings.
4.3 MEETINGS AND ACTION OF COMMITTEES
Unless otherwise specified by the board of directors, meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:
(i) Section  3.5 (place of meetings and meetings by telephone);
(ii) Section  3.6 (regular meetings);
(iii) Section  3.7 (special meetings and notice);
(iv) Section  3.8 (quorum; voting);
(v) Section  3.9 (action without a meeting); and
(vi) Section 7.4 (waiver of notice)
with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members. However:
(i) the time and place of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee;
(ii) special meetings of committees may also be called by resolution of the board of directors; and
(iii) notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.
4.4 SUBCOMMITTEES
Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the board of directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.
ARTICLE V - OFFICERS
5.1 OFFICERS
The officers of the corporation shall be a chief executive officer and a secretary. The corporation may also have, at the discretion of the board of directors, a chairperson of the board of directors, a vice chairperson of the board of directors, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers with such other titles as may be appointed from time to time in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.
5.2 APPOINTMENT OF OFFICERS
The board of directors shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section  5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.
Appendix D-11

5.3 SUBORDINATE OFFICERS
The board of directors may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers as the business of the corporation may require. Each of such officers shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.
5.4 REMOVAL AND RESIGNATION OF OFFICERS
Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors or, except in the case of an officer chosen by the board of directors unless as otherwise provided by resolution of the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.
Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.
5.5 VACANCIES IN OFFICES
Any vacancy occurring in any office of the corporation shall be filled by the board of directors or as provided in Section  5.3.
5.6 REPRESENTATION OF SECURITIES OF OTHER ENTITIES
The chairperson of the board of directors, the chief executive officer, the president, any vice president, the chief financial officer or treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the chief executive officer, the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares or other securities of, or interests in, or issued by, any other entity or entities, and all rights incident to any management authority conferred on this corporation in accordance with the governing documents of any entity or entities, standing in the name of this corporation, including the right to act by written consent. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.
5.7 AUTHORITY AND DUTIES OF OFFICERS
All officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the board of directors.
ARTICLE VI - STOCK
6.1 STOCK CERTIFICATES; PARTLY PAID SHARES
The shares of the corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Unless otherwise provided by resolution of the board of directors, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the corporation by any two officers of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The corporation shall not have power to issue a certificate in bearer form.
The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the corporation in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the
Appendix D-12

declaration of any dividend on fully-paid shares, the corporation shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.
6.2 SPECIAL DESIGNATION ON CERTIFICATES
If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 151, 156, 202(a), 218(a) or 364 of the DGCL or with respect to this Section  6.2 a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.
6.3 LOST CERTIFICATES
Except as provided in this Section  6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
6.4 DIVIDENDS
The board of directors, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock, subject to the provisions of the certificate of incorporation. The board of directors may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.
6.5 TRANSFER OF STOCK
Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, subject to Section 6.3 of these bylaws, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.
6.6 STOCK TRANSFER AGREEMENTS
The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes or series owned by such stockholders in any manner not prohibited by the DGCL.
6.7 REGISTERED STOCKHOLDERS
The corporation:
(i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and notices and to vote as such owner; and
Appendix D-13

(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER
7.1 NOTICE TO STOCKHOLDERS
Any notice to stockholders given by the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws may be given in the manner set forth in Section 232 of the DGCL.
7.2 NOTICE TO STOCKHOLDERS SHARING AN ADDRESS
Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any stockholder who fails to object in writing to the corporation, within 60 days of having been given written notice by the corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice. This Section 7.2 shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.
7.3 NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL
Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.
7.4 WAIVER OF NOTICE
Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, or the board of directors or a committee thereof, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.
ARTICLE VIII - INDEMNIFICATION
8.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS
Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act
Appendix D-14

in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.
8.2 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION
Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
8.3 SUCCESSFUL DEFENSE
To the extent that a present or former director or officer (for the purposes of this Section 8.3 only, as such term is defined in Section 145(c)(1) of the DGCL) of the corporation has been successful on the merits or otherwise in defense of any Proceeding described in Section  8.1 or Section  8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. The corporation may indemnify any other person who is not a present or former director or officer of the corporation against expenses (including attorneys’ fees) actually and reasonably incurred by such person to the extent such person has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2 of these bylaws or in defense of any claim, issue or matter therein.
8.4 INDEMNIFICATION OF OTHERS
Subject to the other provisions of this Article VIII, the corporation shall have power to advance expenses to and indemnify its employees and agents, or any other persons, to the extent not prohibited by the DGCL or other applicable law. The board of directors shall have the power to delegate to any person or persons identified in subsections (1) through (4) of Section 145(d) of the DGCL the determination of whether employees or agents shall be indemnified or receive an advancement of expenses.
8.5 ADVANCE PAYMENT OF EXPENSES
Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the corporation in defending any Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the DGCL. Such expenses (including attorneys’ fees) actually and reasonably incurred by former directors and officers or other current or former employees and agents of the corporation or by persons currently or formerly serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the corporation deems appropriate. The right to advancement of expenses shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section  8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the corporation.
Appendix D-15

8.6 LIMITATION ON INDEMNIFICATION
Subject to the requirements in Section  8.3 and the DGCL, the corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):
(i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;
(ii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);
(iii) for any reimbursement of the corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the corporation, as required in each case under the 1934 Act (including any such reimbursements that arise from an accounting restatement of the corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);
(iv) initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the corporation under applicable law, (c) otherwise required to be made under Section  8.7 or (d) otherwise required by applicable law; or
(v) if prohibited by applicable law.
8.7 DETERMINATION; CLAIM
If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of such claimant’s entitlement to such indemnification or advancement of expenses. The corporation shall indemnify such person against any and all expenses that are actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.
8.8 NON-EXCLUSIVITY OF RIGHTS
The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.
8.9 INSURANCE
The corporation may purchase and maintain insurance to the fullest extent permitted by the DGCL on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.
Appendix D-16

8.10 SURVIVAL
The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
8.11 EFFECT OF REPEAL OR MODIFICATION
A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to or repeal or elimination of the certificate of incorporation or these bylaws after the occurrence of the act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.
8.12 CERTAIN DEFINITIONS
For purposes of this Article VIII, references to the “corporation” shall include, in addition to the resulting entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent entity, or is or was serving at the request of such constituent entity as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving entity as such person would have with respect to such constituent entity if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article VIII.
ARTICLE IX - GENERAL MATTERS
9.1 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS
Except as otherwise provided by law, the certificate of incorporation or these bylaws, the board of directors may authorize any officer or officers, or agent or agents, or employee or employees, to enter into any contract or execute any document or instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, agent or employee, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.
9.2 FISCAL YEAR
The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.
9.3 SEAL
The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
9.4 CONSTRUCTION; DEFINITIONS
Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number
Appendix D-17

includes the plural, the plural number includes the singular, and the term “person” includes a corporation, partnership, limited liability company, joint venture, trust or other enterprise and a natural person. Any reference in these bylaws to a section of the DGCL shall be deemed to refer to such section as amended from time to time and any successor provisions thereto.
ARTICLE X - AMENDMENTS
These bylaws may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least two-thirds (2/3) of the total voting power of outstanding voting securities, voting together as a single class, shall be required for the stockholders of the corporation to alter, amend or repeal, or adopt any provision of these bylaws. However, the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.
A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.
ARTICLE XI - EXCLUSIVE FORUM
Unless the corporation expressly consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, stockholder or officer or other employee of the corporation to the corporation or the corporation’s stockholders, (iii) any action arising pursuant to any provision of the DGCL or the certificate of incorporation or these bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within ten (10) days following such determination).
Unless the corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any claim asserting a cause of action arising under the Securities Act of 1933, as amended, against any person in connection with any offering of the corporation’s securities, including, without limitation and for the avoidance of doubt, any auditor, underwriter, expert, control person or other defendant.
Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the corporation shall be deemed to have notice of and consented to the provisions of this Article XI. This provision shall be enforceable by any party to a claim covered by the provisions of this Article XI.
Appendix D-18

Appendix E
ARTICLES OF INCORPORATION
OF
DROPBOX, INC.
ARTICLE I
NAME OF CORPORATION
The name of the corporation is Dropbox, Inc. (the “Corporation”). The Corporation is the resulting entity in the conversion of Dropbox, Inc., a Delaware corporation (the “Delaware Corporation”), into a Nevada corporation (the “Conversion”) and is a continuation of the existence thereof pursuant to Chapter 92A of the Nevada Revised Statutes (as amended from time to time, the “NRS”).
ARTICLE II
REGISTERED AGENT AND REGISTERED OFFICE
The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the NRS.
ARTICLE IV
AUTHORIZED SHARES
This Corporation is authorized to issue two classes of stock to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of Common Stock authorized to be issued is 3,675,000,000, 2,400,000,000 shares of which are designated Class A Common Stock, par value $0.00001 per share (the “Class A Common Stock”), 475,000,000 shares of which are designated Class B Common Stock, par value $0.00001 per share (the “Class B Common Stock”) and 800,000,000 shares of which are designated Class C Common Stock, par value $0.00001 per share (the “Class C Common Stock”). The total number of shares of Preferred Stock authorized to be issued is 240,000,000 shares, par value $0.00001 per share.
ARTICLE V
COMMON STOCK
The rights, powers, preferences, privileges, restrictions and other matters relating to the Common Stock are as follows:
1. Definitions. For purposes of this Article V, the following definitions apply;
1.1 “Acquisition” means (A) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Corporation immediately prior to such consolidation, merger or reorganization continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its Parent) immediately after such consolidation, merger or reorganization (provided that, for the purpose of this Section V.1.1, all stock, options, warrants, purchase rights or other securities exercisable for or convertible into Common Stock outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of capital stock are converted or exchanged); or (B) any transaction or series of related transactions to which the Corporation is a party in which shares of the Corporation are transferred such
Appendix E-1

that in excess of fifty percent (50%) of the Corporation’s voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Corporation or any successor or indebtedness of the Corporation is cancelled or converted or a combination thereof.
1.2 “Articles” means these Articles of Incorporation of the Corporation, as amended from time to time.
1.3 “Asset Transfer” means a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation.
1.4 “Board” means the Board of Directors of the Corporation.
1.5 “Controlled Company Exemption” means, if and to the extent otherwise applicable to the Corporation, the exemptions from the Listing Standards available to any company that constitutes a “controlled company” within the meaning of the Listing Standards.
1.6 “Disability” or “Disabled” means, with respect to a Founder, the permanent and total disability of such Founder such that such Founder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death within 12 months or which has lasted or can be expected to last for a continuous period of not less than 12 months as determined by a licensed medical practitioner jointly selected by a majority of the Independent Directors and such Founder. If such Founder is incapable of selecting a licensed physician, then such Founder’s spouse shall make the selection on behalf of such Founder, or in the absence or incapacity of such Founder’s spouse, such Founder’s adult children by majority vote shall make the selection on behalf of such Founder, or in the absence of adult children of such Founder or their inability to act by majority vote, a natural person then acting as the successor trustee of a revocable living trust which was created by such Founder and which holds more shares of all classes of capital stock of the Corporation than any other revocable living trust created by such Founder shall make the selection on behalf of such Founder, or in absence of any such successor trustee, the legal guardian or conservator of the estate of such Founder shall make the selection on behalf of such Founder.
1.7 “Final Conversion Date” means:
(a) the date specified by the holders of two-thirds of the then outstanding shares of Class B Common Stock, voting as a separate class;
(b) the first date on which the number of outstanding shares of Class B Common Stock represents less than five percent (5%) of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock; or
(c) the date that is nine months after the death or Disability of the last to die or become Disabled of the Founders, provided, that such date may be extended but not for a total period of longer than eighteen (18) months from the last applicable death or Disability to a date approved by a majority of the Independent Directors then in office.
1.8 “Founder” means either Andrew Houston or Arash Ferdowsi.
1.9 “Independent Directors” means the members of the Board designated as independent directors in accordance with the Listing Standards.
1.10 “IPO Date” means March 23, 2018.
1.11 “Liquidation Event” means any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or any Acquisition or Asset Transfer.
1.12 “Listing Standards” means (i) the requirements of any national stock exchange under which the Corporation’s equity securities are listed for trading that are generally applicable to companies with common equity securities listed thereon or (ii) if the Corporation’s equity securities are not listed for trading on a national stock exchange, the requirements of the New York Stock Exchange generally applicable to companies with equity securities listed thereon.
1.13 “Parent” of an entity means any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity.
Appendix E-2

1.14 “Permitted Entity” means, with respect to any Qualified Stockholder, any trust, account, plan, corporation, partnership, or limited liability company specified in Section V.1.15(b) with respect to such Qualified Stockholder, so long as such Permitted Entity meets the requirements of the exception set forth in Section V.1.15 applicable to such Permitted Entity.
1.15 “Permitted Transfer” means:
(a) with respect to any Founder, a Transfer from such Founder, from such Founder’s Permitted Entities or from such Founder’s Permitted Transferees, to such Founder’s estate as a result of such Founder’s death, to either Founder, to either Founder’s Permitted Entities or to either Founder’s Permitted Transferees; and
(b) any Transfer of a share of Class B Common Stock by a Qualified Stockholder to any of the Permitted Entities listed below and from any of the Permitted Entities listed below to such Qualified Stockholder or to such Qualified Stockholder’s other Permitted Entities:
(i) a trust for the benefit of such Qualified Stockholder or persons other than the Qualified Stockholder so long as a Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided that in the event a Qualified Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each such share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(ii) a trust under the terms of which a Qualified Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Internal Revenue Code or a reversionary interest so long as a Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event a Qualified Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each such share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(iii) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Qualified Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Qualified Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each such share of Class B Common Stock convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(iv) a corporation in which such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Qualified Stockholder no longer owns sufficient shares or no longer has sufficient legally enforceable rights to ensure the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each such share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(v) a partnership in which such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Qualified Stockholder no longer owns sufficient partnership interests or no longer has sufficient legally enforceable rights to ensure the Qualified Stockholder
Appendix E-3

retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each such share Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or
(vi) a limited liability company in which such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Qualified Stockholder no longer owns sufficient membership interests or no longer has sufficient legally enforceable rights to ensure the Qualified Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each such share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.
For the avoidance of doubt, to the extent any shares are deemed to be held by a trustee of a trust described in (i) or (ii) above, the Transfer shall be a Permitted Transfer and the trustee shall be deemed a Permitted Entity so long as the other requirements of (i) or (ii) above are otherwise satisfied.
1.16 “Permitted Transferee” means a transferee of shares of Class B Common Stock, or rights or interests therein, received in a Transfer that constitutes a Permitted Transfer.
1.17 “Qualified Stockholder” means (a) any registered holder of a share of the Delaware Corporation’s Class B Common Stock immediately after the IPO Date; (b) the initial registered holder of any shares of the Delaware Corporation’s Class B Common Stock that were originally issued by the Delaware Corporation after the IPO Date or any shares of Class B Common Stock that are issued by the Corporation after the effectiveness of these Articles, in each case, pursuant to the exercise or conversion of options or warrants or settlement of restricted stock units (“RSUs”) that, in each case, were outstanding as of the IPO Date or issued in connection with the Conversion, as applicable; (c) a Permitted Transferee; and (d) the initial registered holder of any shares of the Delaware Corporation’s Class B Common Stock that were originally issued by the Delaware Corporation after the IPO Date in compliance with the certificate of incorporation of the Delaware Corporation or any shares of Class B Common Stock that are issued by the Corporation in connection with the Conversion or otherwise issued by the Corporation after the effectiveness of these Articles in compliance with these Articles.
1.18 “Transfer” of a share of Class B Common Stock means, directly or indirectly, any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law (including by merger, consolidation or otherwise), including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control (as defined below) over such share by proxy or otherwise. A “Transfer” will also be deemed to have occurred with respect to all shares of Class B Common Stock beneficially held by an entity that is a Qualified Stockholder, if after the IPO Date there is a Transfer of the voting power of the voting securities of such entity or any direct or indirect Parent of such entity, such that the previous holders of such voting power no longer retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity. Notwithstanding the foregoing, the following will not be considered a “Transfer”:
(a) granting a revocable proxy to officers or directors of the Corporation at the request of the Board in connection with actions to be taken at an annual or special meeting of stockholders or in connection with any action by written consent of the stockholders solicited by the Board;
(b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock, which voting trust, agreement or arrangement (i) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (ii) either has a term not exceeding one year or is
Appendix E-4

terminable by the holder of the shares subject thereto at any time and (iii) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;
(c) pledging shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee will constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer” at such time;
(d) granting a proxy by a Founder, such Founder’s Permitted Entities or such Founder’s Permitted Transferees to the other Founder to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by such Founder, such Founder’s Permitted Entities or such Founder’s Permitted Transferees, and the exercise of such proxy by such other Founder;
(e) granting a proxy by a Founder, such Founder’s Permitted Entities or such Founder’s Permitted Transferees to a person designated by such Founder and approved by a majority of the Independent Directors then in office, to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by such Founder, such Founder’s Permitted Entities or such Founder’s Permitted Transferees, or over which such Founder has Voting Control pursuant to proxy or voting agreements then in place, effective either (i) on the death of such Founder or (ii) during any Disability of such Founder, including the exercise of such proxy by such person;
(f) granting a proxy to, or entering into a voting arrangement with, one or more Founders to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record by any holder of Class B Common Stock in a form approved by a majority of the Independent Directors then in office;
(g) entering into a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;
(h) the fact that the spouse of any Qualified Stockholder possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer”; and
(i) entering into a support, voting, tender or similar agreement, arrangement or understanding (with or without granting a proxy) in connection with a Liquidation Event, provided that such Liquidation Event was approved by a majority of the Independent Directors then in office.
1.19 “Voting Control” means, with respect to a share of capital stock or other security, the power (whether exclusive or shared) to vote or direct the voting of such security, including by proxy, voting agreement or otherwise.
1.20 “Voting Threshold Date” means the first date on which the outstanding shares of Class B Common Stock represent less than a majority of the total voting power of the then outstanding shares of the Corporation entitled to vote generally in the election of directors.
1.21 “Whole Board” means the total number of authorized directors whether or not there exist any vacancies or unfilled seats in previously authorized directorships.
2. Identical Rights. Except as otherwise provided in these Articles or required by applicable law, shares of Common Stock shall have the same rights and powers, rank equally (including as to dividends and distributions, and any liquidation, dissolution or winding up of the corporation but excluding voting and other matters as described in Section V.3 below), share ratably and be identical in all respects as to all matters, including:
2.1 Subject to the prior rights of holders of all classes and series of stock at the time outstanding having prior rights as to dividends or distributions, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board, out of any assets of the Corporation legally available therefor, such dividends or distributions as may be declared from time to time by the Board. Any dividends or distributions paid to the
Appendix E-5

holders of shares of Common Stock shall be paid pro rata, on an equal priority, pari passu basis, unless different treatment of the shares of any such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of such applicable class of Common Stock treated adversely, voting separately as a class.
2.2 The Corporation shall not declare or pay any dividend or make any other distribution to the holders of Common Stock payable in securities of the Corporation unless the same dividend or distribution with the same record date and payment date shall be declared and paid on all shares of Common Stock; provided, however, that (i) dividends or other distributions payable in shares of Class A Common Stock or rights to acquire shares of Class A Common Stock may be declared and paid to the holders of Class A Common Stock without the same dividend or distribution being declared and paid to the holders of the Class B Common Stock or Class C Common Stock if, and only if, a dividend payable in shares of Class B Common Stock and Class C Common Stock, as applicable, or rights to acquire shares of Class B Common Stock or Class C Common Stock, as applicable, are declared and paid to the holders of Class B Common Stock and Class C Common Stock at the same rate and with the same record date and payment date; (ii) dividends or other distributions payable in shares of Class B Common Stock or rights to acquire shares Class B Common Stock may be declared and paid to the holders of Class B Common Stock without the same dividend or distribution being declared and paid to the holders of the Class A Common Stock or Class C Common Stock if, and only if, a dividend payable in shares of Class A Common Stock and Class C Common Stock, as applicable, or rights to acquire shares of Class A Common Stock or Class C Common Stock, as applicable, are declared and paid to the holders of Class A Common Stock and Class C Common Stock at the same rate and with the same record date and payment date and (iii) dividends or other distributions payable in shares of Class C Common Stock or rights to acquire shares Class C Common Stock may be declared and paid to the holders of Class C Common Stock without the same dividend or distribution being declared and paid to the holders of Class A Common Stock or Class B Common Stock if, and only if, a dividend payable in shares of Class A Common Stock and Class B Common Stock, as applicable, or rights to acquire shares of Class A Common Stock or Class B Common Stock, as applicable, are declared and paid to the holders of Class A Common Stock and Class B Common Stock at the same rate and with the same record date and payment date; and provided, further, that nothing in the foregoing shall prevent the Corporation from declaring and paying dividends or other distributions payable in shares of one class of Common Stock or rights to acquire one class of Common Stock to holders of all classes of Common Stock.
2.3 If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock, Class B Common Stock or Class C Common Stock, then the outstanding shares of all Common Stock will be subdivided or combined in the same proportion and manner.
3. Voting Rights.
3.1 Common Stock.
(a) Class A Common Stock. Each holder of shares of Class A Common Stock will be entitled to one (1) vote for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters.
(b) Class B Common Stock. Each holder of shares of Class B Common Stock will be entitled to ten (10) votes for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters.
(c) Class C Common Stock. Except as required by law, the Class C Common Stock will have no voting rights and no holder thereof shall be entitled to vote on any matter. For the avoidance of doubt, any right of the Class C Common Stock, or any holder thereof, to vote pursuant to NRS 78.2055(3) or 78.207(3) is hereby specifically denied.
3.2 General. Except as otherwise expressly provided herein or as required by law, the holders of Class A Common Stock, Class B Common Stock and Class C Common Stock will vote together and not as separate series or classes.
3.3 Authorized Shares. The number of authorized shares of Common Stock or any class or series thereof may be increased or decreased (but not below (i) the number of shares of Common Stock or, in the case of a class or series of Common Stock, such class or series, then outstanding plus (ii) with respect to Class A Common Stock, the number of shares reserved for issuance pursuant to Section V.9) by the affirmative vote of the holders of a majority of the voting power of the Class A Common Stock and Class B Common Stock, voting together
Appendix E-6

as a single class, irrespective of any applicable provisions of NRS 78.390(2); provided, that the number of authorized shares of Class B Common Stock shall not be increased without the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class.
3.4 Election of Directors. Subject to any rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, (i) prior to the Final Conversion Date, the holders of Class A Common Stock and Class B Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Corporation, (ii) from and after the Final Conversion Date, until the Class C Conversion Date, if any, the holders of the Class A Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Company and (iii) from and after the Class C Conversion Date, if any, the holders of Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Company.
4. Liquidation Rights. In the event of a Liquidation Event, subject to the rights of any Preferred Stock that may then be outstanding, the assets of the Corporation legally available for distribution to stockholders shall be distributed on an equal priority, pro rata basis to the holders of Common Stock, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock and Class C Common Stock, each voting separately as a class; provided, however, that for the avoidance of doubt, consideration to be paid or received by a holder of Common Stock in connection with any Liquidation Event pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be a “distribution to stockholders” for the purpose of this Section V.4; provided, further, however, that shares of such classes may receive, or have the right to elect to receive, different or disproportionate consideration in connection with such consolidation, merger or other transaction if the only difference in the per share consideration to the holders of the Class A Common Stock, Class B Common Stock and Class C Common Stock is that any securities distributed to the holder of a share of Class B Common Stock have ten (10) times the voting power of any securities distributed to the holder of a share of Class A Common Stock and that any securities distributed to the holder of a share of Class C Common Stock have no voting rights or power.
5. Conversion of the Class B Common Stock. The Class B Common Stock will be convertible into Class A Common Stock as follows:
5.1 Each share of Class B Common Stock will automatically convert into one fully paid and nonassessable share of Class A Common Stock on the Final Conversion Date.
5.2 With respect to any holder of Class B Common Stock, each share of Class B Common Stock held by such holder will automatically be converted into one fully paid and nonassessable share of Class A Common Stock, as follows:
(a) on the affirmative written election of such holder or, if later, at the time or the happening of a future event specified in such written election (which election may be revoked by such holder prior to the date on which the automatic conversion would otherwise occur unless otherwise specified by such holder);
(b) on the occurrence of a Transfer of such share of Class B Common Stock, other than a Permitted Transfer; or
(c) with respect to Class B Common Stock held by a holder who is a natural person, or a Permitted Transferee or Permitted Entity of such natural person, upon the death of such natural person, provided, that solely with respect to each share of Class B Common Stock held of record by a Founder, such Founder’s Permitted Entities or by such Founder’s Permitted Transferees, upon the death or Disability of such Founder; provided, however, that, with respect to the shares of Class B Common Stock held of record by a Founder, such Founder’s Permitted Entities or such Founder’s Permitted Transferees, each share of Class B Common Stock held of record by such Founder, such Founder’s Permitted Entities or such Founder’s Permitted Transferees shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is nine (9) months after the date of death or Disability of such Founder or such later date not to exceed a total period of eighteen (18) months after the date of death or Disability of such Founder as may be approved by a majority of the Independent Directors then in office, during which period Voting Control over such Founder’s shares (including shares held of record by such Founder’s Permitted Entities and Permitted Transferees) shall be exercised in accordance with any proxy or voting agreement entered into in accordance with Section V.1.18 of these Articles or, if no such proxy
Appendix E-7

or voting agreement is in place at the time of such death or Disability, a person (including a person serving as trustee) previously designated by the Founder and approved by the Board may exercise Voting Control over the Founder’s shares (including shares held of record by such Founder’s Permitted Entities and Permitted Transferees) of Class B Common Stock; provided, further, that, if both Founders die and/or suffer a Disability simultaneously or the second Founder dies or suffers a Disability following the death or Disability of the other Founder, but prior to the conversion pursuant to this Section V.5.2(c) of the shares of Class B Common Stock held of record by such first Founder to die or become Disabled, his Permitted Entities or his Permitted Transferees, a person (including a person serving as trustee) previously designated by the Founders and approved by the Board may exercise Voting Control over the Founders’ shares of Class B Common Stock (including shares held of record by such Founder’s Permitted Entities and Permitted Transferees) and, in such instance, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock (and the Final Conversion Date shall occur) upon that date which is nine (9) months after the date upon which both Founders died and/or suffered a Disability, or such later date not to exceed a total period of eighteen (18) months after the last applicable death or Disability as may be approved by a majority of the Independent Directors then in office.
6. Conversion of the Class C Common Stock. Following the conversion or other exchange of all outstanding shares of Class B Common Stock into or for shares of Class A Common Stock, on the date or time (including a time determined by the happening of a future event) specified by the holders of a majority of the outstanding shares of Class A Common Stock, voting as a separate class (the “Class C Conversion Date”), each outstanding share of Class C Capital Stock shall automatically, without further action by the Corporation or the holders thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock.
7. Procedures. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock, the conversion of Class C Common Stock into Class A Common Stock and the general administration of this multi-class stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Corporation as to whether or not a Transfer has occurred and results in a conversion to Class A Common Stock shall be conclusive and binding.
8. Immediate Effect. In the event of and upon a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to Section V.5 or Class C Common Stock to Class A Common Stock pursuant to Section V.6, as applicable, such conversion(s) shall be deemed to have been made at the time that the Transfer of shares, death or Disability, as applicable, occurred (in the case of a conversion of Class B Common Stock to Class A Common Stock) or immediately upon the Final Conversion Date (in the case of the conversion of Class B Common Stock into Class A Common Stock) or immediately upon the Class C Conversion Date (in the case of the conversion of Class C Common Stock into Class A Common Stock), if any, subject in all cases to any transition periods specifically provided for in these Articles. Upon any conversion of Class B Common Stock or Class C Common Stock to Class A Common Stock in accordance with these Articles, all rights of the holder of shares of Class B Common Stock or Class C Common Stock shall cease and the person or persons in whose names or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.
9. Reservation of Stock Issuable Upon Conversion. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Common Stock and the Class C Common Stock, as applicable, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock and Class C Common Stock, as applicable; and if at any time the number of authorized but unissued shares of Class A Common Stock will not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock and Class C Common Stock, as applicable, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as will be sufficient for such purpose.
Appendix E-8

10. No Reissuance of Class B Common Stock. No share or shares of Class B Common Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares that the Corporation shall be authorized to issue.
11. Preemptive Rights. No stockholder of the Corporation shall have a right to purchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such a right may from time to time be set forth in a written agreement between the Corporation and a stockholder.
12. Class B Protective Provisions. Prior to the Final Conversion Date, the Corporation shall not, without the prior affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class, in addition to any other vote required by applicable law or these Articles:
12.1 directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise, amend or repeal, or adopt any provision of these Articles inconsistent with, or otherwise alter, any provision of these Articles that modifies the voting, conversion or other rights, powers, preferences, privileges or restrictions of the Class B Common Stock;
12.2 reclassify any outstanding shares of Class A Common Stock or Class C Common Stock into shares having rights as to dividends or liquidation that are senior to the Class B Common Stock or, in the case of Class A Common Stock, the right to have more than one (1) vote for each share thereof and, in the case of Class C Common Stock, the right to have any vote for any share thereof, except as required by law;
12.3 issue any shares of Class B Common Stock (other than shares of Class B Common Stock originally issued by the Corporation after the IPO Date pursuant to the exercise or conversion of options or warrants or settlement of RSUs that, in each case, are outstanding as of the IPO Date);
12.4 authorize, or issue any shares of, any class or series of capital stock of the Corporation having the right to more than (1) vote for each share thereof; or
12.5 consummate a Liquidation Event.
ARTICLE VI
PREFERRED STOCK
1. Rights of Preferred Stock. The Board is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate of designation pursuant to NRS 78.1955 (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.
2. Vote to Increase or Decrease Authorized Shares. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation, irrespective of any applicable provisions of NRS 78.390(2).
ARTICLE VII
BOARD OF DIRECTORS
1. Board Size. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors that constitutes the entire Board shall be fixed by, or in the manner provided in, the Bylaws of the Corporation. At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier resignation or removal; except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the NRS.
2. Board Structure. From and after the Voting Threshold Date, the directors, other than any who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided into three (3) classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The Board may assign
Appendix E-9

members of the Board already in office to such classes at the time such classification becomes effective. The term of office of the initial Class I directors shall expire at the first regularly-scheduled annual meeting of the stockholders following the date on which the classified Board becomes effective (the “Classified Board Effective Date”), the term of office of the initial Class II directors shall expire at the second annual meeting of the stockholders following the Classified Board Effective Date, and the term of office of the initial Class III directors shall expire at the third annual meeting of the stockholders following the Classified Board Effective Date. At each annual meeting of stockholders, commencing with the first regularly scheduled annual meeting of stockholders following the Classified Board Effective Date, each of the successors elected to replace the directors of a Class whose term shall have expired at such annual meeting shall be elected to hold office for a three year term and until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified. Prior to the Classified Board Effective Date, all directors shall be elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders (except, for the avoidance of doubt, as provided in this Section VII.2 in the event a Classified Board Effective Date occurs) and until his or her successor shall have been duly elected and qualified. Notwithstanding the foregoing provisions of this Article VII, whether before or after the Classified Board Effective Date, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. From and after the Classified Board Effective Date, if the number of directors is thereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable. No decrease in the number of directors constituting the Board, whether before or after the Classified Board Effective Date, shall shorten the term of any incumbent director.
3. Removal; Vacancies. Any director may be removed from office by the stockholders of the Corporation as provided in NRS 78.335. Vacancies occurring on the Board for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining director, at any meeting of the Board, and not by stockholders. A person elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be duly elected and qualified.
ARTICLE VIII
MANAGEMENT OF BUSINESS AND CONDUCT OF AFFAIRS
1. The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
2. Board Power. The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred by statute or by these Articles or the Bylaws of the Corporation, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
3. Written Ballot. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.
4. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the NRS, the Board is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.
5. Special Meetings. Special meetings of the stockholders may be called only by (i) the Board pursuant to a resolution adopted by a majority of the Whole Board; (ii) the chairman of the Board; (iii) the chief executive officer of the Corporation; (iv) the president of the Corporation (in the absence of a chief executive officer); or (v) prior to the Final Conversion Date, the holders of at least thirty percent (30%) of the voting power of the Class A Common Stock and Class B Common Stock, voting together as a single class and acting in compliance with the Bylaws of the Corporation.
6. Availability of Stockholder Action by Written Consent. Subject to the rights of the holders of any series of Preferred Stock, from and after the Voting Threshold Date, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the
Appendix E-10

Corporation and may not be effected by any consent in writing by such stockholders. Subject to the rights of the holders of any series of Preferred Stock, before the Voting Threshold Date, any action required or permitted to be taken by the stockholders of the Corporation may be taken without a meeting only if the action is first recommended or approved by the Board.
7. No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.
8. No Reliance on the Controlled Company Exemption. At any time during which shares of capital stock of the Corporation are listed for trading on the New York Stock Exchange, NASDAQ Global Select Market or NASDAQ Global Market or any successor markets or exchanges, the Corporation shall not rely upon the Controlled Company Exemption.
ARTICLE IX
LIMITATION OF LIABILITY
The liability of directors and officers of the Corporation is hereby eliminated or limited to the fullest extent permitted by the NRS. Without limiting the effect of the preceding sentence, if the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended. Neither any amendment nor repeal of this Article IX, nor the adoption of any provision of these Articles inconsistent with this Article IX, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.
ARTICLE X
SEVERABILITY AND AMENDMENT
1. If any provision of these Articles becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from these Articles, and the court will replace such illegal, void or unenforceable provision of these Articles with a valid and enforceable provision that most accurately reflects the Corporation’s intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of these Articles shall be enforceable in accordance with its terms.
2. Except as provided in Article IX above, the Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of these Articles or any provision of law that might otherwise permit a lesser vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by these Articles, (i) prior to the Final Conversion Date, (a) the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, change or repeal any provision contained in these Articles or adopt any new provision of these Articles and (b) the affirmative vote of a majority of the outstanding shares of Class A Common Stock and the affirmative vote of a majority of the outstanding shares of Class B Common Stock, each voting separately as a class, shall be required to amend or repeal, or adopt any provision of these Articles inconsistent with, Article V or this clause (i)(b) of Article X of these Articles (except in either case by virtue of a filing of a Preferred Stock Designation, but subject to any vote required by law or by other provisions of these Articles with respect to such Preferred Stock Designation), and (ii) from and after the Final Conversion Date, the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision of these Articles inconsistent with, Article VII, Article VIII or this Article X.
* * * *
Appendix E-11

Appendix F
BYLAWS OF

Dropbox, Inc.

(effective as of      , 2025)

Appendix F-i

Appendix F-ii

BYLAWS OF DROPBOX, INC.
(a Nevada corporation)
ARTICLE I - CORPORATE OFFICES
1.1 REGISTERED OFFICE
The registered office of Dropbox, Inc. (the “corporation”) shall be the street address of the corporation’s registered agent in the State of Nevada, as determined by the corporation’s board of directors (the “board of directors”) from time to time in accordance with the corporation’s articles of incorporation, as the same may be amended from time to time (the “articles of incorporation”) and the corporation’s bylaws, as the same may be amended from time to time (these “bylaws”).
1.2 OTHER OFFICES
The corporation may at any time establish other offices at any place or places either within or outside the State of Nevada.
ARTICLE II - MEETINGS OF STOCKHOLDERS
2.1 PLACE OF MEETINGS
Meetings of stockholders shall be held at any place, within or outside the State of Nevada, designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 78.320(4) of the Nevada Revised Statutes (as amended from time to time, the “NRS”).
2.2 ANNUAL MEETING
The annual meeting of stockholders shall be held each year. The board of directors shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these bylaws, may be transacted. The board of directors, acting pursuant to a resolution adopted by a majority of the Whole Board (as defined below), may cancel, postpone or reschedule any previously scheduled annual meeting of stockholders at any time, before or after the notice for such meeting has been sent to the stockholders. For purposes of these bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies or unfilled seats in previously authorized directorships.
2.3 SPECIAL MEETING
(i) A special meeting of the stockholders, other than as may be required by the NRS, may be called at any time by (a) the board of directors, acting pursuant to a resolution adopted by a majority of the Whole Board, (b) the chairperson of the board of directors, (c) the chief executive officer or the president (in the absence of a chief executive officer) or (d) prior to the Final Conversion Date (as such term is defined in the articles of incorporation), by written request of the holders of at least 30% of the voting power of the corporation’s Class A Common Stock and Class B Common Stock, voting together as a single class, provided that such written request is in compliance with the requirements of Section 2.3(ii) of these bylaws, but a special meeting may not be called by any other person or persons. The board of directors, acting pursuant to a resolution adopted by a majority of the Whole Board, may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.
(ii) If any person(s) other than the board of directors calls a special meeting, the request shall:
(a) be in writing;
(b) specify the general nature of the business proposed to be transacted, subject to any additional applicable requirements as are set forth in Section 2.4(iii) and in Section 2.4(i)(b) (for the proposal of business other than nominations); and
(c) be delivered personally or sent by registered mail to the secretary of the corporation.
Upon receipt of such a request, the board of directors shall determine the date, time and place (if any) of such special meeting, which must be scheduled to be held on a date that is not less than thirty (30) and not more than ninety (90) days after receipt by the secretary of the request therefor, and the secretary of the corporation shall prepare a
Appendix F-1

proper notice thereof. No business may be transacted at such special meeting other than the business specified in the notice to stockholders of such meeting. A request to call a special meeting by any person other than the board of directors will not be valid unless made in accordance with the requirements and procedures set forth in this Section 2.3(ii).
(iii) The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the board of directors, acting pursuant to a resolution adopted by a majority of the Whole Board, chairperson of the board of directors, chief executive officer or president (in the absence of a chief executive officer) or in the notice specified in Section 2.3(ii) above. Nothing contained in this Section 2.3(ii) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.
2.4 ADVANCE NOTICE PROCEDURES
(i) Advance Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the corporation’s notice of annual meeting (or any supplement thereto), (B) by or at the direction of the board of directors, or (C) by a stockholder of the corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(i), on the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. For the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to bring business (other than business included in the corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, and the rules and regulations thereunder, as amended and inclusive of such rules and regulations and any successor thereto (the “1934 Act”)) before an annual meeting of stockholders.
(a) To comply with clause (C) of Section 2.4(i) above, a stockholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the secretary of the corporation. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment, rescheduling or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.4(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.
(b) To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting, the text of the proposed business (including the text of any resolutions proposed for consideration) and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any
Appendix F-2

Stockholder Associated Person with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting to disclose the information contained in clauses (3) and (4) above as of such record date. For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).
(c) Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4. In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4, and, if the chairperson should so determine, the chairperson shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.
(ii) Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election to the board of directors of the corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the board of directors or (B) by a stockholder of the corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(ii), on the record date for the determination of stockholders entitled to notice of the annual meeting and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.
(a) To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary of the corporation at the principal executive offices of the corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a) above; provided, however, that in the event that the number of directors to be elected to the board of directors is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased board made by the corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination pursuant to the foregoing provisions, a stockholder’s notice required by this Section 2.4(ii) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the secretary at the principal executive offices of the corporation not later than the close of business on the tenth day following the day on which such Public Announcement is first made by the corporation.
Appendix F-3

(b) To be in proper written form, such stockholder’s notice to the secretary must set forth:
(1) as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between or among the stockholder, any nominee or any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, including a description of any compensatory, payment or other financial agreement, arrangement or understanding involving the nominee and of any compensation or other payment received by or on behalf of the nominee, in each case in connection with candidacy or service as a director of the corporation (such agreement, arrangement or understanding, a “Third-Party Compensation Arrangement”), (F) a written statement executed by the nominee consenting to (x) being named as a nominee of such stockholder, (y) serving as a director of the corporation if elected and (z) being named in the corporation’s form of proxy pursuant to Rule 14a-19 under the 1934 Act (“Rule 14a-19”) , and (H) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Section 14 of the 1934 Act; and
(2) as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(i)(b) above, and the update and supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a representation and undertaking as to whether such stockholder or Stockholder Associated Person or others acting in concert with them intends, or are part of a group that intends, to (x) deliver a proxy statement or form of proxy to or otherwise solicit proxies from holders of at least the percentage of the voting power of the corporation’s then-outstanding stock required to elect such nominee(s) (which representation and undertaking must include a statement as to whether such stockholder or any Stockholder Associated Person intends to solicit the requisite percentage of the voting power of the corporation’s stock under Rule 14a-19), or (y) otherwise solicit proxies from stockholders in support of such nomination (such information provided and statements made as required by Section 2.4(ii)(b)(1) and this Section 2.4(ii)(b)(2), a “Nominee Solicitation Statement”).
(c) At the request of the board of directors, any person nominated by a stockholder for election as a director must furnish to the secretary of the corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given, (2) a written representation and undertaking that, unless previously disclosed to the corporation, such nominee is not, and will not become, a party to any Third-Party Compensation Arrangement and (3) such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the timely furnishing of any such information, if requested, such stockholder’s nomination shall not be considered in proper form and shall be ineligible for consideration at the annual meeting pursuant to this Section 2.4(ii).
(d) Without exception, no person shall be eligible for election or re-election as a director of the corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4. In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or in any other notice to the corporation or if the Nominee Solicitation Statement applicable to such nominee or any other information
Appendix F-4

provided to the corporation by or on behalf of such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, the chairperson shall so declare at the annual meeting, and the defective nomination shall be disregarded.
(e) No later than five (5) business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof, a stockholder nominating individuals for election as a director will provide the corporation with reasonable evidence that such stockholder has met the requirements of Rule 14a-19. The failure to timely provide such update, supplement, evidence or additional information shall result in such nominee(s) no longer being eligible for consideration at the annual meeting. If the stockholder fails to comply with the requirements of Rule 14a-19 (including because the stockholder fails to provide the corporation with all information or notices required by Rule 14a-19), then the director nominee(s) proposed by such stockholder shall be ineligible for election at the annual meeting, and any votes or proxies in respect of such nomination shall be disregarded, notwithstanding that such proxies may have been received by the corporation and counted for the purposes of determining quorum.
(iii) Advance Notice of Director Nominations for Special Meetings.
(a) For a special meeting of stockholders at which directors are to be elected pursuant to Section 2.3, nominations of persons for election to the board of directors shall be made only (1) by or at the direction of the board of directors or (2) by any stockholder of the corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(iii), on the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the corporation that includes the information set forth in Sections 2.4(ii)(b) and Section 2.4(ii)(c) above (with references therein to “annual meeting” deemed to mean “special meeting” for the purposes of this Section 2.4(iii)). To be timely, such notice must be received by the secretary at the principal executive offices of the corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall any adjournment, rescheduling or postponement of a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the board of directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(iii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or in any other notice to the corporation or if the Nominee Solicitation Statement applicable to such nominee or any other information provided to the corporation by or on behalf of such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. Any person nominated in accordance with this Section 2.4(iii) is subject to, and must comply with, the provisions of Section 2.4(ii)(c).
(b) The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, the chairperson shall so declare at the meeting, and the defective nomination or business shall be disregarded.
(iv) Other Requirements and Procedures.
(a) In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4. Nothing in this Section 2.4 shall be deemed to affect any
Appendix F-5

rights of: (1) a stockholder to request the inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act or (2) the corporation to omit a proposal from the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.
2.5 NOTICE OF STOCKHOLDERS’ MEETINGS
Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given in accordance with NRS 78.370 (and shall contain or be accompanied by such additional information as may be required by, the NRS, including, without limitation, NRS 78.379, 92A.120 or 92A.410), and which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, provided, however, that (i) if a proposed plan of merger, conversion or exchange is to be submitted to a vote at the meeting, the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan; and (ii) if a proposed action creating dissenter’s rights is to be submitted to a vote at the meeting, the notice of the meeting must state that the stockholders are or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those statutory provisions. Except as otherwise provided in the NRS, the articles of incorporation or these bylaws, the notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of, and to vote at, the meeting.
2.6 QUORUM
The holders of a majority of the voting power of the capital stock of the corporation issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the articles of incorporation, these bylaws or the rules of any applicable stock exchange on which the corporation’s securities are listed. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the articles of incorporation, these bylaws or the rules of any applicable stock exchange on which the corporation’s securities are listed. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed, subject to NRS 78.350(5).
2.7 ADJOURNED MEETING; NOTICE
Unless these bylaws otherwise require, when a meeting is adjourned to another time or place (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with the applicable provisions of NRS 78.370. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 60 days after the meeting date set for the original meeting, a new record date for the adjourned meeting must be set and notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board
Appendix F-6

of directors shall fix a new record date for notice of such adjourned meeting in accordance with the applicable provisions of NRS 78.350 and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
2.8 CONDUCT OF BUSINESS
The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business and discussion as seem to the chairperson in order. The chairperson of any meeting of stockholders shall have the power to adjourn the meeting to another place, if any, date or time, whether or not a quorum is present. The chairperson of any meeting of stockholders shall be designated by the board of directors; in the absence of such designation, the chairperson of the board, if any, or the chief executive officer (in the absence of the chairperson of the board), or the president (in the absence of the chairperson of the board and the chief executive officer), or in their absence any other executive officer of the corporation, shall serve as chairperson of the stockholder meeting.
2.9 VOTING
The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to NRS 78.352 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and NRS 78.365 (relating to voting trusts and other voting agreements). Except as otherwise provided by law, the articles of incorporation, these bylaws or the rules of any applicable stock exchange, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the articles of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of such class or series or classes or series, except as otherwise provided by law, the articles of incorporation, these bylaws or the rules of any applicable stock exchange.
2.10 STOCKHOLDER ACTION BY CONSENT WITHOUT A MEETING
Unless otherwise provided in the articles of incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (i) shall be delivered to the corporation at the principal place of business of the corporation by hand or by certified or registered mail, return receipt requested and (ii) such consent must set forth or be delivered with information that enables the corporation to determine the date of delivery of such consent and the identity of the person giving such consent and, if such consent is given by a person authorized to act for a stockholder or member as proxy, such consent must comply with the applicable provisions of NRS 78.355. Prompt notice of the taking of the corporate action without a meeting by less than unanimous consent shall be provided to stockholders if and to the extent required by law. No consent shall be effective to take the corporate action referred to therein unless consents signed by a sufficient number of stockholders to take such action are delivered to the corporation in the manner prescribed in this Section 2.10 and applicable law within sixty (60) days of the first date on which a consent is so delivered to the corporation.
2.11 RECORD DATES
In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting
Appendix F-7

is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of NRS 78.350 and this Section 2.11 at the adjourned meeting. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.
2.12 PROXIES
Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by a document or by a transmission permitted by law submitted in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after six (6) months from its date, unless the proxy provides for a longer period, subject to applicable limitations under NRS 78.355. The authorization of a person to act as a proxy may be documented, signed and delivered in accordance with applicable law; provided that such authorization shall set forth, or be delivered with information enabling the corporation to determine, the identity of the stockholder granting such authorization. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the applicable provisions of NRS 78.355.
2.13 LIST OF STOCKHOLDERS ENTITLED TO VOTE
The corporation shall prepare, no later than the tenth day before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of ten (10) days ending on the day before the meeting date: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal place of business. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation.
2.14 INSPECTORS OF ELECTION
Before any meeting of stockholders, the corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The corporation may designate one (1) or more persons as alternate inspectors to replace any inspector who fails to act. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are multiple inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election shall be prima facie evidence of the facts stated therein.
ARTICLE III - DIRECTORS
3.1 POWERS
The business and affairs of the corporation shall be managed by or under the direction of the board of directors, except as may be otherwise provided in the NRS or the articles of incorporation.
3.2 NUMBER OF DIRECTORS
The board of directors shall consist of one or more individuals, each of whom shall be a natural person. Unless the articles of incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution adopted by a majority of the Whole Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.
Appendix F-8

3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS
Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the articles of incorporation or these bylaws. The articles of incorporation or these bylaws may prescribe other qualifications for directors. If so provided in the articles of incorporation, the directors of the corporation shall be divided into three classes. Until such time, the directors of the corporation shall be elected at each annual meeting of stockholders to hold office until the next annual meeting and until their successors have been duly elected and qualified or until their earlier resignation or removal.
3.4 RESIGNATION AND VACANCIES
Any director may resign at any time upon notice given in writing or by electronic transmission to the chairperson of the board of directors (or, if none, to the chief executive officer of the corporation) or to the secretary of the corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified in the notice of resignation, acceptance of such resignation shall not be necessary to make it effective. A resignation which is conditioned upon the director failing to receive a specified vote for re-election as a director may provide that it is irrevocable. Unless otherwise provided in the articles of incorporation or these bylaws, when one or more directors resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. Unless otherwise provided in the articles of incorporation or these bylaws or permitted in the specific case by resolution of the board of directors, and subject to the rights of holders of Preferred Stock, vacancies occurring on the board of directors for any reason and newly created directorships resulting from any increase in the authorized number of directors may be filled only by a vote of a majority of the remaining members of the board of directors, although less than a quorum, or by a sole remaining director, at any meeting of the board of directors, and not by stockholders. If the directors are divided into classes as provided by the articles of incorporation, a person so chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until such director’s successor shall have been duly elected and qualified.
3.5 PLACE OF MEETINGS; MEETINGS BY REMOTE COMMUNICATION
The board of directors may hold meetings, both regular and special, either within or outside the State of Nevada. Unless otherwise restricted by the articles of incorporation or these bylaws, members of the board of directors may participate in a meeting of the board of directors by electronic communications, videoconferencing, teleconferencing or other available technology satisfying the applicable requirements of NRS 78.315(3), and such participation in a meeting shall constitute presence in person at the meeting.
3.6 REGULAR MEETINGS
Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.
3.7 SPECIAL MEETINGS; NOTICE
Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairperson of the board of directors, the chief executive officer, the president, the secretary or a majority of the Whole Board. Notice of the time and place of special meetings of the board of directors shall be:
(i) delivered personally by hand or by courier;
(ii) sent by United States first-class mail, postage prepaid;
(iii) sent by facsimile;
(iv) sent by electronic mail; or
(v) otherwise given by electronic transmission (as defined in NRS Chapter 75), directed to each director at that director’s address, facsimile number, electronic mail address or other contact for notice by electronic transmission, as the case may be, as shown on the corporation’s records. If the notice is
Appendix F-9

(i) delivered personally by hand or by courier, (ii) sent by facsimile, (iii) sent by electronic mail or (iv) otherwise given by electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice of the time and place of the meeting may be communicated to the director in lieu of written notice if such oral notice is given in person or by telephone at least 24 hours before the time of the holding of the special meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the corporation’s principal executive office) nor the purpose of the meeting, unless required by statute.
3.8 QUORUM; VOTING
At all meetings of the board of directors, a majority of the Whole Board shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the articles of incorporation or these bylaws.
3.9 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING
Unless otherwise restricted by the articles of incorporation or these bylaws, (i) any action required or permitted to be taken at any meeting of the board of directors may be taken without a meeting if all members of the board of directors consent thereto in writing or by electronic transmission and (ii) a consent may be documented, signed and delivered in any manner permitted by the applicable provisions of NRS 78.315. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be (i) revocable prior to its becoming effective and (ii) deemed to have been given for purposes of this Section 3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the board of directors in the same paper or electronic form as the minutes are maintained.
3.10 FEES AND COMPENSATION OF DIRECTORS
Unless otherwise restricted by the articles of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.
3.11 REMOVAL OF DIRECTORS
Any director may be removed from office at any time, with or without cause, in accordance with NRS 78.335. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.
ARTICLE IV - COMMITTEES
4.1 COMMITTEES OF DIRECTORS
The board of directors may, by resolution adopted by the affirmative vote of a majority of the Whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in these bylaws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it.
4.2 COMMITTEE MINUTES
Each committee shall keep regular minutes of its meetings.
Appendix F-10

4.3 MEETINGS AND ACTION OF COMMITTEES
Unless otherwise specified by the board of directors, meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:
(i) Section 3.5 (place of meetings and meetings by telephone);
(ii) Section 3.6 (regular meetings);
(iii) Section 3.7 (special meetings and notice);
(iv) Section 3.8 (quorum; voting);
(v) Section 3.9 (action without a meeting); and
(vi) Section 7.4 (waiver of notice)
with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, provided, however, that unless and to the extent provided in the resolutions of the board of directors designating a committee:
(i) the time and place of regular meetings of such committee may be determined either by resolution of the board of directors or by resolution of such committee;
(ii) special meetings of such committee may also be called by resolution of the board of directors; and
(iii) notice of special meetings of such committee shall also be given to any and all alternate members of such committee, who shall have the right to attend all meetings of the committee.
The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.
4.4 SUBCOMMITTEES
Unless otherwise provided in the articles of incorporation, these bylaws or the resolutions of the board of directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of at least one member of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.
ARTICLE V - OFFICERS
5.1 OFFICERS
The officers of the corporation shall be a president, a treasurer and a secretary, or the equivalents of such offices. The corporation may also have, at the discretion of the board of directors, a chairperson of the board of directors, a vice chairperson of the board of directors, a chief executive officer, a chief financial officer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers with such other titles as may be appointed from time to time in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.
5.2 APPOINTMENT OF OFFICERS
The board of directors shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.
5.3 SUBORDINATE OFFICERS
The board of directors may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers as the business of the corporation may require. Each of such officers shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.
5.4 REMOVAL AND RESIGNATION OF OFFICERS
Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors or, except in the case of an officer chosen by the board of directors
Appendix F-11

unless as otherwise provided by resolution of the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors. Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.
5.5 VACANCIES IN OFFICES
Any vacancy occurring in any office of the corporation shall be filled by the board of directors or as provided in Section 5.3.
5.6 REPRESENTATION OF SECURITIES OF OTHER ENTITIES
The chairperson of the board of directors, the chief executive officer, the president, any vice president, the chief financial officer or treasurer, the secretary or assistant secretary of the corporation, or any other person authorized by the board of directors or the chief executive officer, the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares or other securities of, or interests in, or issued by, any other entity or entities, and all rights incident to any management authority conferred on this corporation in accordance with the governing documents of any entity or entities, standing in the name of this corporation, including the right to act by written consent. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.
5.7 AUTHORITY AND DUTIES OF OFFICERS
All officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the board of directors.
ARTICLE VI - STOCK
6.1 STOCK CERTIFICATES; PARTLY PAID SHARES
The shares of the corporation shall be represented by certificates, provided that the board of directors may provide by resolution that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Unless otherwise provided by resolution of the board of directors, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the corporation by any two officers of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The corporation shall not have power to issue a certificate in bearer form. The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the corporation in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the corporation shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.
6.2 SPECIAL DESIGNATION ON CERTIFICATES
If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as may be otherwise provided in NRS 78.235, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special
Appendix F-12

rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or the applicable provisions of the NRS, including NRS 78.235 and 78.242, or with respect to this Section 6.2, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.
6.3 LOST CERTIFICATES
Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
6.4 DIVIDENDS AND OTHER DISTRIBUTIONS
The board of directors, subject to any restrictions contained in the articles of incorporation or applicable law, may declare and pay dividends or other distributions upon the shares of the corporation’s capital stock. Dividends and distributions may be paid in cash, in property, or in shares of the corporation’s capital stock, subject to the provisions of the articles of incorporation and the NRS. The board of directors may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.
6.5 TRANSFER OF STOCK
Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, subject to Section 6.3 of these bylaws, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.
6.6 STOCK TRANSFER AGREEMENTS
The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes or series owned by such stockholders in any manner not prohibited by the NRS.
6.7 REGISTERED STOCKHOLDERS
The corporation:
(i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and notices and to vote as such owner; and
(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.
ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER
7.1 NOTICE TO STOCKHOLDERS
Any notice to stockholders given by the corporation under any provision of the NRS, the articles of incorporation or these bylaws may be given in the manner set forth in NRS 78.370 and in accordance with the applicable provisions of NRS Chapter 75.
Appendix F-13

7.2 NOTICE TO STOCKHOLDERS SHARING AN ADDRESS
Except as otherwise prohibited under the NRS, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under the provisions of the NRS, the articles of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any stockholder who fails to object in writing to the corporation, within 60 days of having been given written notice by the corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice. This Section 7.2 shall not apply to notices given pursuant to Sections 78.220 or 78.685, or Chapter 104, of the NRS.
7.3 NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL
Whenever notice is required to be given under the NRS, the articles of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under the NRS, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.
7.4 WAIVER OF NOTICE
Whenever notice is required to be given under any provision of the NRS, the articles of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, or the board of directors or a committee thereof, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the articles of incorporation or these bylaws.
ARTICLE VIII - INDEMNIFICATION
8.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS
Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the NRS, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.
8.2 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION
Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the NRS, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding by or in the right of the corporation to procure a judgment in
Appendix F-14

its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court of competent jurisdiction in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.
8.3 SUCCESSFUL DEFENSE
To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. The corporation may indemnify any other person who is not a present or former director or officer of the corporation against expenses (including attorneys’ fees) actually and reasonably incurred by such person to the extent such person has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2 of these bylaws or in defense of any claim, issue or matter therein.
8.4 INDEMNIFICATION OF OTHERS
Subject to the other provisions of this Article VIII, the corporation shall have power to advance expenses to and indemnify its employees and agents, or any other persons, to the extent not prohibited by the NRS or other applicable law. The board of directors shall have the power to delegate to any person or persons identified in subsections (3)(a) through 3(c) of NRS 78.7502 the determination of whether employees or agents shall be indemnified or receive an advancement of expenses.
8.5 ADVANCE PAYMENT OF EXPENSES
Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the corporation in defending any Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the NRS. Such expenses (including attorneys’ fees) actually and reasonably incurred by former directors and officers or other current or former employees and agents of the corporation or by persons currently or formerly serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the corporation deems appropriate. The right to advancement of expenses shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 8.6(ii) or Section 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the corporation.
8.6 LIMITATION ON INDEMNIFICATION
Subject to the requirements in Section 8.3 and the NRS, the corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):
(i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;
(ii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);
(iii) for any reimbursement of the corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the corporation, as required in each case under the 1934 Act (including any such reimbursements that arise from an
Appendix F-15

accounting restatement of the corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);
(iv) initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or
(v) if prohibited by applicable law.
8.7 DETERMINATION; CLAIM
If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within ninety (90) days after receipt by the corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of such claimant’s entitlement to such indemnification or advancement of expenses. The corporation shall indemnify such person against any and all expenses that are actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.
8.8 NON-EXCLUSIVITY OF RIGHTS
The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the NRS or other applicable law.
8.9 INSURANCE
The corporation may purchase and maintain insurance to the fullest extent permitted by the NRS on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the NRS.
8.10 SURVIVAL
The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
8.11 EFFECT OF REPEAL OR MODIFICATION
A right to indemnification or to advancement of expenses arising under a provision of the articles of incorporation or a bylaw shall not be eliminated or impaired by an amendment to or repeal or elimination of the articles of incorporation or these bylaws after the occurrence of the act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.
Appendix F-16

8.12 CERTAIN DEFINITIONS
For purposes of this Article VIII, references to the “corporation” shall include, in addition to the resulting entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent entity, or is or was serving at the request of such constituent entity as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving entity as such person would have with respect to such constituent entity if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article VIII.
ARTICLE IX - GENERAL MATTERS
9.1 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS
Except as otherwise provided by law, the articles of incorporation or these bylaws, the board of directors may authorize any officer or officers, or agent or agents, or employee or employees, to enter into any contract or execute any document or instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, agent or employee, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.
9.2 FISCAL YEAR
The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.
9.3 SEAL
The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
9.4 CONSTRUCTION; DEFINITIONS
Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the NRS shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes a corporation, partnership, limited liability company, joint venture, trust or other enterprise and a natural person. Any reference in these bylaws to a section of the NRS shall be deemed to refer to such section as amended from time to time and any successor provisions thereto. If any provision or provisions of these bylaws shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of these bylaws (including, without limitation, each portion of any paragraph of the bylaws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of the bylaws (including, without limitation, each such portion of any paragraph of the bylaws containing any such provision held to be invalid, illegal or unenforceable) shall be construed (a) so as to permit the corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or (b) for the benefit of the corporation to the fullest extent permitted by law.
Appendix F-17

ARTICLE X - AMENDMENTS
These bylaws may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least two-thirds (2/3) of the total voting power of outstanding voting securities, voting together as a single class, shall be required for the stockholders of the corporation to alter, amend or repeal, or adopt any provision of these bylaws. However, the corporation may, in its articles of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.
ARTICLE XI - EXCLUSIVE FORUM
Unless the corporation expressly consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of the State of Nevada, Clark County, Nevada shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, stockholder or officer or other employee of the corporation to the corporation or the corporation’s stockholders, (iii) any action arising pursuant to any provision of the NRS or the articles of incorporation or these bylaws (as either may be amended from time to time), including any internal action (as defined in NRS 78.046), or (iv) any action asserting a claim governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within ten (10) days following such determination). Unless the corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any claim asserting a cause of action arising under the Securities Act of 1933, as amended, against any person in connection with any offering of the corporation’s securities, including, without limitation and for the avoidance of doubt, any auditor, underwriter, expert, control person or other defendant. Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the corporation shall be deemed to have notice of and consented to the provisions of this Article IX. This provision shall be enforceable by any party to a claim covered by the provisions of this Article IX.
ARTICLE XII - ACQUISITION OF CONTROLLING INTEREST STATUTES
Notwithstanding any other provision in these Bylaws to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive (or any successor statutes thereto), relating to acquisitions of controlling interests in the corporation, do not apply to the corporation or to any acquisition of shares of the corporation’s capital stock.
* * * *
Appendix F-18